UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2018

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Advisory Research MLP & Energy Income Fund

(Class A: INFRX)

(Class C: INFFX)

(Class I: INFIX)

Advisory Research MLP & Energy Infrastructure Fund

(Class I: MLPPX)

Advisory Research MLP & Equity Fund

(Class A: INFJX)

(Class C: INFKX)

(Class I: INFEX)

ANNUAL REPORT

November 30, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds, if you hold your shares directly with the Funds, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Funds, you may elect to receive shareholder reports and other communications from the Funds by contacting the Funds at (888) 665-1414 or, if you hold your shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports at (888) 665-1414 or, if you hold your shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the Investment Managers Series Trust’s Funds you hold directly or through your financial intermediary, as applicable.

Advisory Research MLP Funds

Each a series of Investment Managers Series Trust

Table of Contents

Advisory Research MLP & Energy Income Fund
Shareholder Letter	1
Fund Performance	7
Schedule of Investments	9
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	17
Advisory Research MLP & Energy Infrastructure Fund
Shareholder Letter	20
Fund Performance	26
Schedule of Investments	27
Statement of Assets and Liabilities	31
Statement of Operations	32
Statements of Changes in Net Assets	33
Financial Highlights	35
Advisory Research MLP & Equity Fund
Shareholder Letter	36
Fund Performance	40
Schedule of Investments	42
Statement of Assets and Liabilities	45
Statement of Operations	46
Statements of Changes in Net Assets	47
Financial Highlights	49
Notes to Financial Statements	52
Report of Independent Registered Public Accounting Firm	65
Supplemental Information	66
Expense Examples	73

This report and the financial statements contained herein are provided for the general information of the shareholders of the Advisory Research MLP Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.advisoryresearch.com

Advisory Research MLP & Energy Income Fund

(“INFRX, INFFX, INFIX”)

November 30, 2018

Dear Shareholder,

Thank you for your investment in the Advisory Research MLP & Energy Income Fund (the “Fund”). This report covers the one-year period ended November 30, 2018, as well as an overall update on the Fund’s investments.

Our firm, Advisory Research, Inc., serves as investment advisor for the Fund. We manage Master Limited Partnerships (“MLPs”) and energy infrastructure assets for investment companies, institutions and high net worth individuals.

The Fund’s primary investment objective is to seek current income and secondarily, long-term capital appreciation. The Fund will seek to meet its investment objective by opportunistically investing in energy infrastructure securities, with an emphasis on MLPs and entities operating midstream businesses. We believe that a well-constructed portfolio of energy infrastructure investments has the potential to provide investors with a mix of current income, growth potential, low correlation to other asset classes and some tax advantages. The Fund will invest in both equity and fixed income securities with the asset allocation being a function of current opportunities.

We expect the Fund to exhibit high correlation to and aim to generate similar returns with the Alerian MLP Index (the “Index”), but with less volatility and more liquidity over a full market cycle. In general, we expect the Fund to underperform when the Index is generating higher than average returns and to outperform when the Index performs at less than its long-term potential.

Fund Results as of November 30, 2018

1 Year Period	Performance	Volatility[1]	Correlation to Index
MLP & Energy Income Fund – Class I	-3.66%	15.0%	0.96
Alerian MLP Index	1.21%	19.4%
3 Year Period	Performance[2]	Volatility[1]	Correlation to Index
MLP & Energy Income Fund – Class I	1.33%	19.6%	0.95
Alerian MLP Index	1.00%	25.9%
5 Year Period	Performance[2]	Volatility[1]	Correlation to Index
MLP & Energy Income Fund – Class I	-2.38%	18.2%	0.94
Alerian MLP Index	-5.16%	24.7%
Since Inception (12/27/2010)	Performance[2]	Volatility[1]	Correlation to Index
MLP & Energy Income Fund – Class I	3.15%	15.9%	0.93
Alerian MLP Index	2.00%	21.7%
[1]	Standard deviation measures the dispersion of a set of data from its mean. Standard deviation is annualized based on daily total returns and indicates the volatility of a fund’s total returns. In general, the higher the Standard deviation, the greater the volatility of return.
[2]	Annualized

For the periods ended 12/31/2018, the Fund’s Class I shares had a one-year return of -14.61%, an annualized five year return of -4.62% and an annualized since inception return of 1.99%. The performance data quoted here represents past performance. Past performance is no guarantee of future results. The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distributions. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and most recent month-end performance may be obtained by calling 1-888-665-1414. Based on the current prospectus, the total annual gross and net operating expense ratios for the Fund’s Class I shares are both 1.15%3. There is a 2% redemption fee if redeemed within 90 days of purchase.

One Year Performance ended November 30, 2018

During the period, the Fund’s total return was -3.66%, which underperformed the Index return of 1.21%. The period was a difficult one to compete against the Index for active managers as Index returns were dominated by strong performance from a few large-cap securities. This was the case over the trailing twelve months and resulted in all three portions of the Fund, MLPs, energy infrastructure equities, and fixed income, underperforming the benchmark. The MLP and energy infrastructure equity4 allocation returned -2.93%, while the fixed income assets4 returned 0.62%. The largest detractor to performance for the Fund was the portion of the portfolio invested in MLPs4, which returned -3.96%.

MLP fundamentals remained strong throughout the year generating an all-time high level of cash flow. Despite this, equity performance remained volatile during the period, driven by political and regulatory issues, a bevy of consolidation transactions between MLPs and their affiliates, and commodity price volatility. The bonds we own were stable throughout the year, perhaps evidence of the longer-term investment horizon of bondholders compared to those investors on the equity side of the market for similar issuers.

Since Inception Performance

MLPs have completed a full market cycle since the Fund’s inception in 2010, and today’s long-term relative performance is consistent with what we expected at the Fund’s inception. Since inception, the Fund has returned 3.15% annualized, ahead of the 2.00% annualized return for the Index. The equity4 portion of the Fund returned 3.84% annualized since inception. The fixed income4 portion of the strategy returned 6.91% annualized since inception, compared to the 2.64% annualized return for the Barclays U.S. Aggregate Bond Index.

The fixed income portion of the Fund continues to help reduce volatility for the portfolio. Since inception, the Fund’s volatility has averaged about 73% of the Alerian’s volatility. To illustrate risk-adjusted returns, we use the ratio of total annualized return divided by annualized standard deviation.  Since inception, the Fund outperformed the Index with less volatility.

Risk-Adjusted Return Ratio	Since Inception (12/27/2010)
MLP & Energy Income Fund – Class I	0.20
Alerian MLP Index	0.09

The Fund continues to exhibit strong correlation to the Index, with a correlation ratio of 0.93 since inception. We expect that the Fund’s focus on buying MLPs and other securities closely related to MLPs will help keep the correlation with the Index high over time.

Portfolio Positioning

The equity allocation of 78.3% at November 30, 2018 was near the highest level in the Fund’s history and is consistent with our expectation that MLP-related equities will outperform fixed income securities in 2019.

	MLP and Energy Infrastructure Equity[4]	Fixed Income and Cash[4]
Period Ending November 30, 2018	78.3%	21.7%
Average Since Inception (12/27/2010)	71.4%	28.6%

An advantage of the strategy we employ is the ability to invest across the capital structure of the energy infrastructure entities in which we invest. During shorter periods, certain pieces of the capital structure may outperform others of the same issuer even though the cash flow supporting the equity, bonds, or preferred shares of a single issuer is identical. Industry fundamentals continue to show strong signs of a recovery. Market shifts in how management teams use their cash flow have made equity holders uncertain of future growth in shareholder payouts. As improving fundamentals continue, we are likely to favor equities. We believe this trend will continue and we maintain our more aggressive asset allocation today.

Our equity holdings continue to be concentrated in higher quality, stable cash flow companies. Moving forward, we believe the broad sustainability of distributions will become more certain, helping improve the performance of our underlying equity holdings.

Outlook

MLPs are at attractive valuations that reflect investor sentiment more so than strong energy industry fundamentals. We believe the difficult returns can generally be characterized as the result of a broader de-risking in the equity markets. Whether attributable to fears of an economic slow-down outside of the United States, global trade concerns, diminishing returns from the tax cut, an overly aggressive Fed, or political impasse, the potential culprits are many. This creates the potential for an active tax-loss selling season from MLP investors for the end of the calendar year. We view as a modest positive the fact that MLPs traded more in line with the S&P 500 and, though directionally similar, not in lockstep with crude oil prices.

Assessing the measure of enterprise value to EBITDA (earnings before interest, taxes and depreciation), MLPs are cheaper today than they were when crude oil prices bottomed at $26 in February 2016. Trading at 9.3x as of 11/30/2018, MLPs look cheaper than utilities or the broader market on this metric as well. Further evidence of low valuations is that private equity investors have been offering premiums to buy assets similar to those owned and operated by publicly-traded MLPs.

From this backdrop, we think MLPs and energy infrastructure are poised to perform well in comparison to most equity and fixed income asset classes. We believe that MLP distribution cuts are mostly behind us, which is a catalyst to bring yield investors back to the group. We expect an inflection in distributions in 2019, which will position MLPs and energy infrastructure equities to outperform fixed income securities in an environment where investors fear an increase in the target rate by the Federal Reserve Open Market Committee. If we are correct in this outlook, a stabilization of equity prices could confirm a near-term bottom in MLPs. This could trigger a realization by value investors that the group is undervalued given the persistent recovery in energy fundamentals.

An issue that hampered security performance for the group in the last year was noise and uncertainty created by the large number of consolidation transactions between MLPs and their affiliates. It is readily apparent that entities who entered the year with clean stories, i.e. no publicly traded general partners with Incentive Distribution Rights (“IDRs”), were preferred by investors. Those entities that announced a transaction during the period meaningfully underperformed.

While it may appear as though the cure was worse than the disease, we think the asset class is healthier for it. MLPs offer attractive yields with lower payout ratios than before the energy collapse. Leverage has returned to reasonable levels compared to the peak levels of 2015 and 2016. Distribution/dividend growth rates have come down to levels we began calling for in 2014. In addition, many midstream entities are shifting from accessing the equity markets to internally generating cash flow to fund capital expenditures. All of these factors present less risky, more reliable, yield-oriented investments that we think investors will see as opportunities in 2019.

We acknowledge that the interest rate environment and lower crude oil prices are a risk to our 2019 outlook. A global slow down remains a medium-term risk, and this may induce a recession in the United States. Notwithstanding these risks, the fundamentals for the energy industry looks much healthier than current valuations suggest. In large part, increased production of oil and natural gas is increasingly finding a growing export market and investment is being made to meet this demand. This should bode well for midstream volumes and sustained higher earnings for the companies we own. Overall, midstream companies present a compelling investment today and should outperform other areas of the market on a relative basis in 2019.

As a shareholder, you will receive a 1099 tax form for 2018. Therefore, if you are a tax-exempt investor holding Fund shares you generally will not have unrelated business taxable income (“UBTI”) attributable to your ownership or sale of the Fund shares unless your ownership of the shares is debt-financed. Similarly, it is generally expected that you will not become subject to additional state and local income tax return filing requirements by reason of your holdings of Fund shares. Please consult your tax advisor for information specific to your situation.

We appreciate your investment in the Fund.

Sincerely,

Advisory Research, Inc.

The Alerian MLP Index is the leading gauge of energy Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents represent approximately 85% of total float-adjusted market capitalization, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).

Barclays U.S. Aggregate Bond Index covers the U.S. dollar denominated, investment-grade, fixed rate, taxable bond market of SEC registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, Mortgage Backed Securities (agency fixed-rate and hybrid Adjustable Rate Mortgage pass-throughs), Asset Backed Securities, and Collateralized Mortgage Backed Securities sectors.

Indexes are un-managed and do not account for investment expenses. You cannot invest directly in an index.

Master limited partnership (MLP) is a limited partnership that is publicly traded on a securities exchange. It combines the tax benefits of a limited partnership with the liquidity of publicly traded securities.

Investing in MLPs differs from investments in common stock including risks related to cash flow, dilution and voting rights. Investments are concentrated in the energy infrastructure sector; with an exclusive emphasis on securities issued by MLPs. Concentration of the Fund's investment in the energy infrastructure sector, with an exclusive emphasis on securities issued by MLPs, may increase price fluctuation. Energy infrastructure companies are subject to risks specific to the industry such as fluctuations in commodity prices, reduced volumes of natural gas or other energy commodities, changes in the economy or the regulatory environment or extreme weather. MLPs may trade less frequently than larger companies due to their smaller capitalizations, which may result in erratic price movement or difficulty in buying or selling. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment including the risk that an MLP could lose its tax status as a partnership, which could reduce the value and income produced from the Fund.

The Fund is non-diversified, which means that the Fund may invest in the securities of relatively few issuers. Investments in securities of a limited number of issuers or primarily of the energy infrastructure sector exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

The Fund may invest in derivatives, (futures and options), high yield debt (also known as junk bonds) and ETFs. These investments involve significant risks and losses may occur. Derivatives may be more sensitive to changes in market conditions and may amplify risks.

The Fund may invest in the debt securities of MLPs and generally, fixed income securities decrease in value when interest rates rise. High yield securities are below investment grade quality and may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Certain transactions including the use of derivatives may give rise to a form of leverage which may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the NAV of the Fund generally to decline faster than it would otherwise.

The Fund intends to elect to be treated and to qualify each year, as a “regulated investment company” (RIC) under the U.S. Internal Revenue Code of 1986 (the “Code”). The Fund must meet certain source-of-income, asset diversification and annual distribution requirements to maintain RIC status. If for any taxable year the Fund fails to qualify as a RIC, all taxable income will be subject to federal income tax and possibly state and local income tax at regular corporate rates (without any deduction for distributions to shareholders) and any income available for distribution will be reduced.

[3]	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund until March 31, 2019 and may be terminated by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek recoupment from the Fund of fees waived or payments made to the Fund for a period of three full fiscal years after the date of the waiver or payment. Performance would have been lower without fee waivers in effect.

[4]	Sector and allocation performance shows the extent to which underlying holdings affect a fund’s performance relative to its index. The methodology of calculation is different from total return and will not match the fund’s performance. Performance shown is historical and is no guarantee of future results. For attribution purposes, partnerships taxed as corporations are included in the MLP allocation.

The views in this shareholder letter were those of the Investment Advisor as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice. Current and future portfolio holdings are subject to change and risks.

Advisory Research MLP & Energy Income Fund

FUND PERFORMANCE at November 30, 2018 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I Shares, made at its inception, with a similar investment in the Alerian MLP Index. The performance graph above is shown for the Fund Class I shares; Class A shares and Class C shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Alerian MLP Index is a float-adjusted, capitalization-weighted index of Master Limited Partnerships (MLPs) whose constituents represent approximately 85% of total float-adjusted market capitalization. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of November 30, 2018	1 Year	3 Years	5 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹,*	-3.95%	1.09%	-2.63%	2.91%	05/18/11
Class C²,*	-4.64%	0.35%	-3.36%	2.24%	04/02/12
Class I³	-3.66%	1.33%	-2.38%	3.15%	12/27/10
After deducting maximum sales charge
Class A¹,*	-9.25%	-0.78%	-3.72%	2.18%	05/18/11
Class C²,*	-5.52%	0.35%	-3.36%	2.24%	04/02/12
Alerian MLP Index	1.21%	1.00%	-5.16%	2.00%	12/27/10

*	The performance figures for Class A and Class C include the performance for the Class I for the periods prior to the start date of Class A and Class C. Class A and Class C impose higher expenses than that of Class I.
[1]	Maximum sales charge for Class A shares is 5.50%. No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 18 months of purchase.
[2]	Class C Shares of the Fund are subject to a CDSC of 1.00% on any shares sold within 12 months of purchase.
[3]	Class I shares do not have any initial or contingent deferred sales charge.

Advisory Research MLP & Energy Income Fund

FUND PERFORMANCE at November 30, 2018 (Unaudited) – Continued

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 665-1414.

The Fund’s expense ratios were 1.40%, 2.15% and 1.15% for the Class A shares, Class C shares and Class I shares, respectively, which are the amounts stated in the current prospectus dated April 1, 2018. For the Fund’s current one-year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.50%, 2.25% and 1.25% of the average daily net assets of the Fund’s Class A, Class C, and Class I Shares, respectively. This agreement is in effect until March 31, 2019, and may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Shares redeemed within 90 days of purchase will be charged a 2.00% redemption fee.

Advisory Research MLP & Energy Income Fund

SCHEDULE OF INVESTMENTS

As of November 30, 2018

Principal Amount		Value
	CORPORATE BONDS – 21.5%
	ENERGY – 17.1%
	Archrock Partners LP / Archrock Partners Finance Corp.
$1,500,000	6.000%, 4/1/2021[1]	$1,470,000
	Blue Racer Midstream LLC / Blue Racer Finance Corp.
20,800,000	6.125%, 11/15/2022[1,2]	20,592,000
	Gulfport Energy Corp.
10,300,000	6.000%, 10/15/2024[1]	9,424,500
	Hess Infrastructure Partners LP / Hess Infrastructure Partners Finance Corp.
9,950,000	5.625%, 2/15/2026[1,2]	9,651,500
	NGPL PipeCo LLC
21,175,000	7.768%, 12/15/2037[2]	24,351,250
	PBF Holding Co. LLC / PBF Finance Corp.
27,225,000	7.250%, 6/15/2025[1]	27,020,812
	Range Resources Corp.
6,125,000	5.000%, 3/15/2023[1]	5,776,641
	SemGroup Corp / Rose Rock Finance Corp.
11,265,000	5.625%, 11/15/2023[1]	10,476,450
	SemGroup Corp.
7,900,000	7.250%, 3/15/2026[1,2]	7,584,000
7,125,000	7.250%, 3/15/2026[1]	6,840,000
	Southwestern Energy Co.
14,350,000	7.500%, 4/1/2026[1]	14,457,625
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.
9,200,000	6.750%, 3/15/2024[1]	9,476,000
		147,120,778
	INDUSTRIAL – 2.1%
	Teekay Corp.
10,050,000	8.500%, 1/15/2020[3]	10,024,875
	Teekay Offshore Partners LP/Teekay Offshore Finance Corp.
7,750,000	8.500%, 7/15/2023[1,2,3]	7,556,250
		17,581,125
	UTILITIES – 2.3%
	Rockpoint Gas Storage Canada Ltd.
20,150,000	7.000%, 3/31/2023[1,2,3]	19,545,500
	TOTAL CORPORATE BONDS
	(Cost $188,806,387)	184,247,403

Number of Shares
	COMMON STOCKS – 54.2%
	ENERGY – 54.2%
1,010,400	Altus Midstream Co. *4	7,628,520
880,325	Antero Midstream GP LP	13,037,613

Advisory Research MLP & Energy Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of November 30, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	ENERGY (Continued)
372,155	Cheniere Energy, Inc.*5	$22,746,114
2,599,830	Enbridge Energy Management LLC	28,338,148
227,265	Enbridge, Inc.[3]	7,438,384
698,296	EnLink Midstream LLC	7,981,523
1,080,270	Equitrans Midstream Corp.*	24,111,626
3,613,738	Kinder Morgan, Inc.	61,686,508
248,522	NextEra Energy Partners LP	11,605,977
794,889	ONEOK, Inc.	48,830,031
2,461,615	Plains GP Holdings LP - Class A	54,475,540
2,152,312	Tallgrass Energy LP	45,973,384
1,060,654	Targa Resources Corp.	47,336,988
910,390	TransCanada Corp.[3]	37,253,159
1,879,617	Williams Cos., Inc.	47,591,903
		466,035,418
	TOTAL COMMON STOCKS
	(Cost $507,700,268)	466,035,418

	MASTER LIMITED PARTNERSHIPS – 24.4%
	ENERGY – 24.4%
479,915	Andeavor Logistics LP	17,910,428
506,050	Antero Midstream Partners LP	13,997,343
855,412	DCP Midstream LP	29,152,441
2,435,297	Energy Transfer LP	35,482,277
644,440	EnLink Midstream Partners LP	8,525,941
888,800	MPLX LP	29,445,944
574,010	Phillips 66 Partners LP	26,921,069
1,554,590	Shell Midstream Partners LP	29,288,476
430,975	Western Gas Partners LP	19,152,529
		209,876,448
	TOTAL MASTER LIMITED PARTNERSHIPS
	(Cost $223,735,655)	209,876,448

	TOTAL INVESTMENTS – 100.1%
	(Cost $920,242,310)	860,159,269

Advisory Research MLP & Energy Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of November 30, 2018

Value
Liabilities in Excess of Other Assets – (0.1)%	$(966,826)
TOTAL NET ASSETS – 100.0%	$859,192,443

Number of Contracts
	WRITTEN OPTIONS CONTRACTS – 0.0%
	CALL OPTIONS – 0.0%
	Cheniere Energy, Inc.
(3,000)	Exercise Price: $75, Notional Amount: $(22,500,000), Expiration Date: December 21, 2018*	(31,500)
	TOTAL CALL OPTIONS
	(Proceeds $458,994)	(31,500)
	TOTAL WRITTEN OPTIONS CONTRACTS
	(Proceeds $458,994)	$(31,500)

LLC – Limited Liability Company

LP – Limited Partnership

*	Non-income producing security.
[1]	Callable.
[2]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $89,280,500 which represents 10.4% of Net Assets.
[3]	Foreign security denominated in U.S. Dollars.
[4]	Illiquid security. The total illiquid securities represent 0.9% of Net Assets. The total value of these securities is $7,628,520.
[5]	Security segregated as cover for open written option contracts.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund

SUMMARY OF INVESTMENTS

As of November 30, 2018

Security Type/Sector	Percent of Total Net Assets
Corporate Bonds
Energy	17.1%
Utilities	2.3%
Industrial	2.1%
Total Corporate Bonds	21.5%
Common Stocks
Energy	54.2%
Total Common Stocks	54.2%
Master Limited Partnerships
Energy	24.4%
Total Master Limited Partnerships	24.4%
Total Investments	100.1%
Liabilities in Excess of Other Assets	(0.1)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund

STATEMENT OF ASSETS AND LIABILITIES

As of November 30, 2018

Assets:
Investments, at value (cost $920,242,310)	$860,159,269
Receivables:
Investment securities sold	9,556,925
Fund shares sold	3,433,037
Dividends and interest	3,561,862
Prepaid expenses	43,570
Total assets	876,754,663

Liabilities:
Written options contracts, at value (proceeds $458,994)	31,500
Payables:
Due to Custodian	9,442,213
Fund shares redeemed	7,021,919
Advisory fees	738,694
Distribution fees - Class A and Class C (Note 7)	59,302
Fund Administration fees	90,601
Transfer agent fees and expenses	50,045
Fund accounting fees	38,656
Custody fees	28,800
Auditing fees	19,458
Chief Compliance Officer fees	5,087
Trustees Deferred Compensation (Note 3)	2,041
Accrued other expenses	33,904
Total liabilities	17,562,220

Net Assets	$859,192,443

Components of Net Assets:
Paid-in Capital (par value of $0.01 per share with unlimited number of shares authorized)	$1,158,003,766
Total distributable loss	(298,811,323)
Net Assets	$859,192,443

Class A Shares:
Net Assets applicable to shares outstanding	$55,436,521
Number of shares issued and outstanding	7,328,608
Redemption price per share*	$7.56
Maximum sales charge (5.50% of offering price)**	0.44
Maximum offering price to public	$8.00

Class C Shares:
Net Assets applicable to shares outstanding	$55,340,842
Number of shares issued and outstanding	7,292,875
Offering and redemption price per share*	$7.59

Class I Shares:
Net Assets applicable to shares outstanding	$748,415,080
Number of shares issued and outstanding	100,745,419
Offering and redemption price per share	$7.43

*	No sales charge applies on investments of $1 million or more, but a Contingent Deferred Sales Charge ("CDSC") of 1% may be imposed on certain redemptions of such shares within 18 months of the date of purchase. Class C Shares of the Fund are subject to a CDSC of 1% on any shares sold within 12 months of purchasing them.
**	On sales of $50,000 or more, the sales charge may be reduced.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund

STATEMENT OF OPERATIONS

For the Year Ended November 30, 2018

Investment Income:
Dividends (net of foreign withholding taxes of $360,757)	$7,669,752
Interest	12,561,095
Total investment income	20,230,847

Expenses:
Advisory fees	9,395,132
Distribution fees - Class C (Note 7)	644,821
Distribution fees - Class A (Note 7)	156,656
Transfer agent fees and expenses	524,298
Fund Administration fees	485,904
Fund accounting fees	165,834
Registration fees	90,663
Custody fees	83,732
Shareholder reporting fees	70,334
Miscellaneous	27,105
Legal fees	23,839
Auditing fees	19,393
Chief Compliance Officer fees	14,169
Trustees' fees and expenses	10,427
Insurance fees	3,440

Total expenses	11,715,747
Net investment income	8,515,100

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(3,709,659)
Purchased options contracts	27,696
Written options contracts	454,489
Net realized loss	(3,227,474)
Net change in unrealized appreciation/depreciation on:
Investments	(44,349,960)
Written options contracts	427,494
Net change in unrealized appreciation/depreciation	(43,922,466)
Net realized and unrealized loss	(47,149,940)

Net Decrease in Net Assets from Operations	$(38,634,840)

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$8,515,100	$10,550,517
Net realized loss on investments, purchased options contracts and written options contracts	(3,227,474)	(16,347,000)
Net change in unrealized appreciation/depreciation on investments and written options contracts	(43,922,466)	(56,330,670)
Net decrease in net assets resulting from operations	(38,634,840)	(62,127,153)

Distributions to Shareholders:
Distributions[1]
Class A	(3,060,819)
Class C	(2,865,644)
Class I	(42,255,244)
Total	(48,181,707)
From net investment income:
Class A		(1,007,747)
Class C		(1,187,837)
Class I		(13,746,544)
Total		(15,942,128)
From return of capital:
Class A	(2,089,883)	(3,505,333)
Class C	(1,953,577)	(4,167,739)
Class I	(28,811,354)	(47,253,163)
Total	(32,854,814)	(54,926,235)

Capital Transactions:
Net proceeds from shares sold:
Class A	26,404,884	35,995,997
Class C	13,723,793	22,630,098
Class I	439,701,041	386,659,676
Reinvestment of distributions:
Class A	2,119,107	2,325,026
Class C	2,433,656	2,339,977
Class I	43,613,402	37,141,916
Cost of shares redeemed:
Class A2	(27,665,317)	(21,979,271)
Class C3	(21,931,989)	(38,201,305)
Class I4	(365,881,353)	(308,226,627)
Net increase in net assets from capital transactions	112,517,224	118,685,487

Total decrease in net assets	(7,154,137)	(14,310,029)

Net Assets:
Beginning of period	866,346,580	880,656,609
End of period[5]	$859,192,443	$866,346,580

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund

STATEMENTS OF CHANGES IN NET ASSETS - Continued

	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
Capital Share Transactions:
Shares sold:
Class A	3,080,176	3,820,687
Class C	1,600,826	2,363,962
Class I	52,334,913	41,216,482
Shares reinvested:
Class A	257,092	256,456
Class C	294,859	257,832
Class I	5,401,253	4,173,248
Shares redeemed:
Class A	(3,257,326)	(2,340,341)
Class C	(2,574,899)	(4,029,292)
Class I	(44,358,142)	(33,601,887)
Net increase in capital share transactions	12,778,752	12,117,147

[1]	The SEC eliminated the requirement to disclose components of distributions paid to shareholders in September 2018.
[2]	Net of redemption fee proceeds of $12,302 and $18,546, respectively.
[3]	Net of redemption fee proceeds of $9,459 and $5,332, respectively.
[4]	Net of redemption fee proceeds of $96,203 and $27,787, respectively.
[5]	End of period net assets includes accumulated undistributed net investment loss of $24,762,381 for the year ended November 30, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in September 2018.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund

FINANCIAL HIGHLIGHTS

Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended November 30,

	2018	2017	2016	2015	2014
Net asset value, beginning of period	$8.57	$9.87	$9.35	$13.93	$12.44
Income from Investment Operations:
Net investment income[1]	0.06	0.09	0.20	0.21	0.18
Net realized and unrealized gain (loss)	(0.36)	(0.69)	1.04	(4.10)	2.18
Total from investment operations	(0.30)	(0.60)	1.24	(3.89)	2.36

Less distributions:
From net investment income	(0.42)	(0.16)	(0.24)	(0.21)	(0.09)
From net realized gain	-	-	-	-	(0.53)
From return of capital	(0.29)	(0.54)	(0.48)	(0.48)	(0.25)
Total distributions	(0.71)	(0.70)	(0.72)	(0.69)	(0.87)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$7.56	$8.57	$9.87	$9.35	$13.93

Total return[3]	(3.95%)	(6.26%)	14.74%	(28.82%)	19.05%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$55,436	$62,135	$54,418	$82,726	$86,863

Ratio of expenses to average net assets:
Before fees waived/recovered	1.41%	1.39%	1.40%	1.40%	1.40%
After fees waived/recovered	1.41%	1.39%	1.40%	1.40%	1.43%
Ratio of net investment income to average net assets:
Before fees waived/recovered	0.74%	0.98%	2.36%	1.68%	1.30%
After fees waived/recovered	0.74%	0.98%	2.36%	1.68%	1.27%

Portfolio turnover rate	55%	30%	65%	37%	38%

[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.50% of offering price which is reduced on sales of $50,000 or more, or a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain shares sold within 18 months. If the sales charges were included, total returns would be lower.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund

FINANCIAL HIGHLIGHTS

Class C

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended November 30,

	2018	2017	2016	2015	2014
Net asset value, beginning of period	$8.60	$9.90	$9.37	$13.96	$12.46
Income from Investment Operations:
Net investment income[1]	- [2]	0.02	0.14	0.12	0.07
Net realized and unrealized gain (loss)	(0.37)	(0.69)	1.04	(4.12)	2.18
Total from investment operations	(0.37)	(0.67)	1.18	(4.00)	2.25

Less distributions:
From net investment income	(0.38)	(0.14)	(0.21)	(0.17)	- [2]
From net realized gain	-	-	-	-	(0.53)
From return of capital	(0.26)	(0.49)	(0.44)	(0.42)	(0.22)
Total distributions	(0.64)	(0.63)	(0.65)	(0.59)	(0.75)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$7.59	$8.60	$9.90	$9.37	$13.96

Total return[3]	(4.64%)	(6.95%)	13.89%	(29.40%)	18.12%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$55,341	$68,541	$92,873	$98,460	$115,033

Ratio of expenses to average net assets:
Before fees waived/recovered	2.16%	2.14%	2.15%	2.15%	2.15%
After fees waived/recovered	2.16%	2.14%	2.15%	2.15%	2.18%
Ratio of net investment income (loss) to average net assets:
Before fees waived/recovered	(0.01%)	0.23%	1.61%	0.93%	0.55%
After fees waived/recovered	(0.01%)	0.23%	1.61%	0.93%	0.52%

Portfolio turnover rate	55%	30%	65%	37%	38%

[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on any shares sold within 12 months. If the sales charge was included, total returns would be lower.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Income Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended November 30,

	2018	2017	2016	2015	2014
Net asset value, beginning of period	$8.42	$9.70	$9.20	$13.70	$12.24
Income from Investment Operations:
Net investment income[1]	0.08	0.11	0.23	0.24	0.21
Net realized and unrealized gain (loss)	(0.35)	(0.68)	1.01	(4.03)	2.14
Total from investment operations	(0.27)	(0.57)	1.24	(3.79)	2.35

Less distributions:
From net investment income	(0.43)	(0.16)	(0.25)	(0.22)	(0.11)
From net realized gain	-	-	-	-	(0.53)
From return of capital	(0.29)	(0.55)	(0.49)	(0.49)	(0.25)
Total distributions	(0.72)	(0.71)	(0.74)	(0.71)	(0.89)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$7.43	$8.42	$9.70	$9.20	$13.70

Total return[3]	(3.66%)	(6.03%)	14.93%	(28.59%)	19.32%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$748,415	$735,670	$733,365	$592,034	$594,964

Ratio of expenses to average net assets:
Before fees waived/recovered	1.16%	1.14%	1.15%	1.15%	1.15%
After fees waived/recovered	1.16%	1.14%	1.15%	1.15%	1.18%
Ratio of net investment income to average net assets:
Before fees waived/recovered	0.99%	1.23%	2.61%	1.93%	1.55%
After fees waived/recovered	0.99%	1.23%	2.61%	1.93%	1.52%

Portfolio turnover rate	55%	30%	65%	37%	38%

[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Infrastructure Fund

(“MLPPX”)

November 30, 2018

Dear Shareholder,

Thank you for your investment in the Advisory Research MLP & Energy Infrastructure Fund (the “Fund”). This report covers the one-year period ended November 30, 2018, as well as an overall update on the Fund’s investments.

Our firm, Advisory Research, Inc., serves as investment advisor for the Fund. We manage Master Limited Partnerships (“MLPs”) and energy infrastructure assets for investment companies, institutions and high net worth individuals.

The Fund’s primary investment objective is to seek current income and secondarily, long-term capital appreciation. The Fund will seek to meet its investment objective by opportunistically investing in energy infrastructure securities, with an emphasis on MLPs and entities operating midstream businesses. We believe that a well-constructed portfolio of energy infrastructure investments has the potential to provide investors with a mix of current income, growth potential, low correlation to other asset classes, and some tax advantages. The Fund will invest in both equity and fixed income securities with the asset allocation being a function of current opportunities.

We expect the Fund to exhibit high correlation to and aim to generate similar returns with the Alerian MLP Index (the “Index”), but with less volatility and more liquidity over a full market cycle. In general, we expect the Fund to underperform when the Index is generating higher than average returns and to outperform when the Index performs at less than its long-term potential.

Fund Results as of November 30, 2018

1 Year Period	Performance	Volatility[1]	Correlation to Index
MLP & Energy Infrastructure Fund	-3.71%	14.8%	0.96
Alerian MLP Index	1.21%	19.4%

3 Year Period	Performance[2]	Volatility[1]	Correlation to Index
MLP & Energy Infrastructure Fund	0.25%	20.4%	0.95
Alerian MLP Index	1.00%	25.9%

5 Year Period	Performance[2]	Volatility[1]	Correlation to Index
MLP & Energy Infrastructure Fund	-3.03%	18.8%	0.94
Alerian MLP Index	-5.16%	24.7%

Since Inception (9/9/2010)	Performance[2]	Volatility[1]	Correlation to Index
MLP & Energy Infrastructure Fund	3.67%	16.1%	0.93
Alerian MLP Index	3.17%	21.4%

[1]	Standard deviation measures the dispersion of a set of data from its mean. Standard deviation is annualized based on daily total returns and indicates the volatility of a fund’s total returns. In general, the higher the Standard deviation, the greater the volatility of return.

[2]	Annualized

For the periods ended 12/31/2018, the Fund had a one-year return of -14.11%, an annualized five year return of -5.18% and an annualized since inception return of 2.60%. The performance data quoted here represents past performance. Past performance is no guarantee of future results. The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distributions. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and most recent month-end performance may be obtained by calling 1-888-665-1414. Based on the current prospectus, the total annual gross and net operating expense ratios for the Fund’s Class I shares are both 0.91%3. There is a 2% redemption fee if redeemed within 90 days of purchase.

One year Performance ended November 30, 2018

During the period, the Fund’s total return was -3.71%, which underperformed the Index return of 1.21%. The period was a difficult one to compete against the Index for active managers as Index returns were dominated by strong performance from a few large-cap securities. This was the case over the trailing twelve months and resulted in all three portions of the Fund, MLPs, energy infrastructure equities, and fixed income, underperforming the benchmark. The MLP and energy infrastructure equity4 allocation returned -3.20% while the fixed income assets4 returned 0.63%. The largest detractor to performance for the Fund was the portion of the portfolio invested MLPs4, which returned -3.89.

MLP fundamentals remained strong throughout the year generating an all-time high level of cash flow. Despite this, equity performance remained volatile during the period, driven by political and regulatory issues, a bevy of consolidation transactions between MLPs and their affiliates, and commodity price volatility. The bonds we own were stable throughout the year, perhaps evidence of the longer-term investment horizon of bondholders compared to those investors on the equity side of the market for similar issuers.

Since Inception Performance

MLPs have completed a full market cycle since the Fund’s inception in 2010, and today’s long-term relative performance is consistent with what we expected at the Fund’s inception. Since inception, the Fund has returned 3.67% annualized, ahead of the 3.17% annualized return for the Index. The equity4 portion of the Fund returned 4.59% annualized since inception. The fixed income4 portion of the strategy returned 6.22% annualized since inception, compared to the 2.45% annualized return for the Barclays U.S. Aggregate Bond Index.

The fixed income portion of the Fund continues to help reduce volatility for the portfolio. Since inception, the Fund’s volatility has averaged about 75% of the Alerian’s volatility. To illustrate risk-adjusted returns, we use the ratio of total annualized return divided by annualized standard deviation.  Since inception, the Fund outperformed the Index with less volatility.

Risk-Adjusted Return Ratio	Since Inception (9/9/2010)
MLP & Energy Infrastructure Fund	0.23
Alerian MLP Index	0.15

The Fund continues to exhibit strong correlation to the Index, with a correlation ratio of 0.93 since inception. We expect that the Fund’s focus on buying MLPs and other securities closely related to MLPs will help keep the correlation with the Index high over time.

Portfolio Positioning

The equity allocation of 75.5% at November 30, 2018 was near the highest level in the Fund’s history and is consistent with our expectation that MLP-related equities will outperform fixed income securities in 2019.

	MLP and Energy Infrastructure Equity[4]	Fixed Income and Cash[4]
Period Ending November 30, 2018	75.5%	24.5%
Average Since Inception (9/9/2010)	71.7%	28.3%

An advantage of the strategy we employ is the ability to invest across the capital structure of the energy infrastructure entities in which we invest. During shorter periods, certain pieces of the capital structure may outperform others of the same issuer even though the cash flow supporting the equity, bonds, or preferred shares of a single issuer is identical. Industry fundamentals continue to show strong signs of a recovery. Market shifts in how management teams use their cash flow have made equity holders uncertain of future growth in shareholder payouts. As improving fundamentals continue, we are likely to favor equities. We believe this trend will continue and we maintain our more aggressive asset allocation today.

Our equity holdings continue to be concentrated in higher quality, stable cash flow companies. Moving forward, we believe the broad sustainability of distributions will become more certain, helping improve the performance of our underlying equity holdings.

Outlook

MLPs are at attractive valuations that reflect investor sentiment more so than strong energy industry fundamentals. We believe the difficult returns can generally be characterized as the result of a broader de-risking in the equity markets. Whether attributable to fears of an economic slow-down outside of the United States, global trade concerns, diminishing returns from the tax cut, an overly aggressive Fed, or political impasse, the potential culprits are many. This creates the potential for an active tax-loss selling season from MLP investors for the end of the calendar year. We view as a modest positive the fact that MLPs traded more in line with the S&P 500 and, though directionally similar, not in lockstep with crude oil prices.

Assessing the measure of enterprise value to EBITDA (earnings before interest, taxes and depreciation), MLPs are cheaper today than they were when crude oil prices bottomed at $26 in February 2016. Trading at 9.3x as of 11/30/2018, MLPs look cheaper than utilities or the broader market on this metric as well. Further evidence of low valuations is that private equity investors have been offering premiums to buy assets similar to those owned and operated by publicly-traded MLPs.

From this backdrop, we think MLPs and energy infrastructure are poised to perform well in comparison to most equity and fixed income asset classes. We believe that MLP distribution cuts are mostly behind us, which is a catalyst to bring yield investors back to the group. We expect an inflection in distributions in 2019, which will position MLPs and energy infrastructure equities to outperform fixed income securities in an environment where investors fear an increase in the target rate by the Federal Reserve Open Market Committee. If we are correct in this outlook, a stabilization of equity prices could confirm a near-term bottom in MLPs. This could trigger a realization by value investors that the group is undervalued given the persistent recovery in energy fundamentals.

An issue that hampered security performance for the group in the last year was noise and uncertainty created by the large number of consolidation transactions between MLPs and their affiliates. It is readily apparent that entities who entered the year with clean stories, i.e. no publicly traded general partners with Incentive Distribution Rights (“IDRs”), were preferred by investors. Those entities that announced a transaction during the period meaningfully underperformed.

While it may appear as though the cure was worse than the disease, we think the asset class is healthier for it. MLPs offer attractive yields with lower payout ratios than before the energy collapse. Leverage has returned to reasonable levels compared to the peak levels of 2015 and 2016. Distribution/dividend growth rates have come down to levels we began calling for in 2014. In addition, many midstream entities are shifting from accessing the equity markets to internally generating cash flow to fund capital expenditures. All of these factors present less risky, more reliable, yield-oriented investments that we think investors will see as opportunities in 2019.

We acknowledge that the interest rate environment and lower crude oil prices are a risk to our 2019 outlook. A global slow down remains a medium-term risk, and this may induce a recession in the United States. Notwithstanding these risks, the fundamentals for the energy industry looks much healthier than current valuations suggest. In large part, increased production of oil and natural gas is increasingly finding a growing export market and investment is being made to meet this demand. This should bode well for midstream volumes and sustained higher earnings for the companies we own. Overall, midstream companies present a compelling investment today and should outperform other areas of the market on a relative basis in 2019.

As a shareholder, you will receive a 1099 tax form for 2018. Therefore, if you are a tax-exempt investor holding Fund shares you generally will not have unrelated business taxable income (“UBTI”) attributable to your ownership or sale of the Fund shares unless your ownership of the shares is debt-financed. Similarly, it is generally expected that you will not become subject to additional state and local income tax return filing requirements by reason of your holdings of Fund shares. Please consult your tax advisor for information specific to your situation.

We appreciate your investment in the Fund.

Sincerely,

Advisory Research, Inc.

The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).

Barclays U.S. Aggregate Bond Index covers the U.S. dollar denominated, investment-grade, fixed rate, taxable bond market of SEC registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, Mortgage Backed Securities (agency fixed-rate and hybrid Adjustable Rate Mortgage pass-throughs), Asset Backed Securities, and Collateralized Mortgage Backed Securities sectors.

Indexes are un-managed and do not account for investment expenses. You cannot invest directly in an index.

Master limited partnership (MLP) is a limited partnership that is publicly traded on a securities exchange. It combines the tax benefits of a limited partnership with the liquidity of publicly traded securities.

Investing in MLPs differs from investments in common stock including risks related to cash flow, dilution and voting rights. Investments are concentrated in the energy infrastructure sector; with an exclusive emphasis on securities issued by MLPs. Concentration of the Fund's investment in the energy infrastructure sector, with an exclusive emphasis on securities issued by MLPs, may increase price fluctuation. Energy infrastructure companies are subject to risks specific to the industry such as fluctuations in commodity prices, reduced volumes of natural gas or other energy commodities, changes in the economy or the regulatory environment or extreme weather. MLPs may trade less frequently than larger companies due to their smaller capitalizations which may result in erratic price movement or difficulty in buying or selling. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment including the risk that an MLP could lose its tax status as a partnership which could reduce the value and income produced from the Fund.

The Fund is non-diversified, which means that the Fund may invest in the securities of relatively few issuers. Investments in securities of a limited number of issuers or primarily of the energy infrastructure sector exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

The Fund may invest in derivatives, (futures and options), high yield debt (also known as junk bonds) and ETFs. These investments involve significant risks and losses may occur. Derivatives may be more sensitive to changes in market conditions and may amplify risks.

The Fund may invest in the debt securities of MLPs and generally, fixed income securities decrease in value when interest rates rise. High yield securities are below investment grade quality and may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Certain transactions including the use of derivatives may give rise to a form of leverage which may increase the risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the NAV of the Fund generally to decline faster than it would otherwise.

The Fund intends to elect to be treated and to qualify each year, as a “regulated investment company” (RIC) under the U.S. Internal Revenue Code of 1986 (the “Code”). The Fund must meet certain source-of-income, asset diversification and annual distribution requirements to maintain RIC status. If for any taxable year the Fund fails to qualify as a RIC, all taxable income will be subject to federal income tax and possibly state and local income tax at regular corporate rates (without any deduction for distributions to shareholders) and any income available for distribution will be reduced.

[3]	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund until March 31, 2019 and may be terminated by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek recoupment from the Fund of fees waived or payments made to the Fund for a period of three full fiscal years after the date of the waiver or payment. Performance would have been lower without fee waivers in effect.

[4]	Sector and allocation performance shows the extent to which underlying holdings affect a fund’s performance relative to its index. The methodology of calculation is different from total return and will not match the fund’s performance. Performance shown is historical and is no guarantee of future results. For attribution purposes, partnerships taxed as corporations are included in the MLP allocation.

The views in this shareholder letter were those of the Investment Advisor as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice. Current and future portfolio holdings are subject to change and risks.

Advisory Research MLP & Energy Infrastructure Fund

FUND PERFORMANCE at November 30, 2018 (Unaudited)

This graph compares a hypothetical $5,000,000 investment in the Fund, made at its inception, with a similar investment in the Alerian MLP Index. Results include the reinvestment of all dividends and capital gains.

The Alerian MLP Index is a float-adjusted, capitalization-weighted index of Master Limited Partnerships (MLPs) whose constituents represent approximately 85% of total float-adjusted market capitalization. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of November 30, 2018	1 Year	3 Years	5 Years	Since Inception	Inception Date
Advisory Research MLP & Energy Infrastructure Fund	-3.71%	0.25%	-3.03%	3.67%	09/09/10
Alerian MLP Index	1.21%	1.00%	-5.16%	3.17%	09/09/10

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 665-1414.

The Fund’s expense ratio was 0.91%, which was the amount stated in the current prospectus dated April 1, 2018. For the Fund’s current one-year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.00% of the average daily net assets of the Fund. The Fund’s advisor is also permitted to seek recoupment from the Fund which is reflected in the net expense ratio. This agreement is in effect until March 31, 2019, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

Advisory Research MLP & Energy Infrastructure Fund
SCHEDULE OF INVESTMENTS

As of November 30, 2018

Principal Amount		Value
	CORPORATE BONDS – 20.1%
	ENERGY – 16.0%
	Archrock Partners LP / Archrock Partners Finance Corp.
$500,000	6.000%, 4/1/2021[1]	$490,000
	Blue Racer Midstream LLC / Blue Racer Finance Corp.
6,050,000	6.125%, 11/15/2022[1,2]	5,989,500
	Gulfport Energy Corp.
2,950,000	6.000%, 10/15/2024[1]	2,699,250
	Hess Infrastructure Partners LP / Hess Infrastructure Partners Finance Corp.
2,900,000	5.625%, 2/15/2026[1,2]	2,813,000
	NGPL PipeCo LLC
6,225,000	7.768%, 12/15/2037[2]	7,158,750
	PBF Holding Co. LLC / PBF Finance Corp.
7,725,000	7.250%, 6/15/2025[1]	7,667,062
	Range Resources Corp.
1,775,000	5.000%, 3/15/2023[1]	1,674,047
	SemGroup Corp.
3,100,000	7.250%, 3/15/2026[1,2]	2,976,000
1,250,000	7.250%, 3/15/2026[1]	1,200,000
	SemGroup Corp. / Rose Rock Finance Corp.
3,235,000	5.625%, 11/15/2023[1]	3,008,550
	Southwestern Energy Co.
4,050,000	7.500%, 4/1/2026[1]	4,080,375
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.
2,700,000	6.750%, 3/15/2024[1]	2,781,000
		42,537,534
	INDUSTRIAL – 1.9%
	Teekay Corp.
2,950,000	8.500%, 1/15/2020[3]	2,942,625
	Teekay Offshore Partners LP/Teekay Offshore Finance Corp.
2,250,000	8.500%, 7/15/2023[1,2,3]	2,193,750
		5,136,375
	UTILITIES – 2.2%
	Rockpoint Gas Storage Canada Ltd.
5,850,000	7.000%, 3/31/2023[1,2,3]	5,674,500
	TOTAL CORPORATE BONDS
	(Cost $54,293,414)	53,348,409

Number of Shares
	COMMON STOCKS – 52.3%
	ENERGY – 52.3%
294,200	Altus Midstream Co. *4	2,221,210
259,675	Antero Midstream GP LP	3,845,787

Advisory Research MLP & Energy Infrastructure Fund

SCHEDULE OF INVESTMENTS - Continued
As of November 30, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	ENERGY (Continued)
109,775	Cheniere Energy, Inc.*5	$6,709,448
766,895	Enbridge Energy Management LLC	8,359,156
67,040	Enbridge, Inc.[3]	2,194,219
205,980	EnLink Midstream LLC	2,354,351
319,841	Equitrans Midstream Corp.*	7,138,851
1,065,975	Kinder Morgan, Inc.	18,196,193
73,308	NextEra Energy Partners LP	3,423,484
261,236	ONEOK, Inc.	16,047,728
726,125	Plains GP Holdings LP - Class A	16,069,146
634,886	Tallgrass Energy LP	13,561,165
313,161	Targa Resources Corp.	13,976,376
268,545	TransCanada Corp.[3]	10,988,861
554,446	Williams Cos., Inc.	14,038,573
		139,124,548
	TOTAL COMMON STOCKS
	(Cost $170,348,769)	139,124,548

	MASTER LIMITED PARTNERSHIPS – 23.2%
	ENERGY – 23.2%
141,565	Andeavor Logistics LP	5,283,206
149,275	Antero Midstream Partners LP	4,128,947
252,328	DCP Midstream LP	8,599,338
718,363	Energy Transfer LP	10,466,549
190,095	EnLink Midstream Partners LP	2,514,957
262,179	MPLX LP	8,685,990
167,855	Phillips 66 Partners LP	7,872,400
458,572	Shell Midstream Partners LP	8,639,496
127,130	Western Gas Partners LP	5,649,657
		61,840,540
	TOTAL MASTER LIMITED PARTNERSHIPS
	(Cost $69,512,630)	61,840,540
	SHORT-TERM INVESTMENTS – 4.1%
10,825,005	Fidelity Institutional Money Market - Treasury Only Portfolio, 2.07% [6]	10,825,005
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $10,825,005)	10,825,005

	TOTAL INVESTMENTS – 99.7%
	(Cost $304,979,818)	265,138,502

Advisory Research MLP & Energy Infrastructure Fund
SCHEDULE OF INVESTMENTS - Continued
As of November 30, 2018

Value
Other Assets in Excess of Liabilities – 0.3%	$753,768
TOTAL NET ASSETS – 100.0%	$265,892,270

Number of Contracts
	WRITTEN OPTIONS CONTRACTS – 0.0%
	CALL OPTIONS – 0.0%
	Cheniere Energy, Inc.
(1,000)	Exercise Price: $75, Notional Amount: $(7,500,000), Expiration Date: December 22, 2018*	(10,500)
	TOTAL CALL OPTIONS
	(Proceeds $152,998)	(10,500)
	TOTAL WRITTEN OPTIONS CONTRACTS
	(Proceeds $152,998)	$(10,500)

LLC – Limited Liability Company

LP – Limited Partnership

*	Non-income producing security.

[1]	Callable.

[2]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $26,805,500 which represents 10.08% of Net Assets.

[3]	Foreign security denominated in U.S. Dollars.

[4]	Illiquid security. The total illiquid securities represent 0.8% of Net Assets. The total value of these securities is $2,221,210.

[5]	Security segregated as cover for open written option contracts.

[6]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Infrastructure Fund
SUMMARY OF INVESTMENTS

As of November 30, 2018

Security Type/Sector	Percent of Total Net Assets
Corporate Bonds
Energy	16.0%
Utilities	2.2%
Industrial	1.9%
Total Corporate Bonds	20.1%
Common Stocks
Energy	52.3%
Total Common Stocks	52.3%
Master Limited Partnerships
Energy	23.2%
Total Master Limited Partnerships	23.2%
Short-Term Investments	4.1%
Total Investments	99.7%
Other Assets in Excess of Liabilities	0.3%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Infrastructure Fund

STATEMENT OF ASSETS AND LIABILITIES

As of November 30, 2018

Assets:
Investments, at value (cost $304,979,818)	$265,138,502
Receivables:
Fund shares sold	8,874
Dividends and interest	1,044,634
Prepaid expenses	11,846
Total assets	266,203,856

Liabilities:
Written options contracts, at value (proceeds $152,998)	10,500
Payables:
Fund shares redeemed	17,787
Advisory fees	165,159
Fund administration fees	43,792
Auditing fees	19,516
Fund accounting fees	16,851
Custody fees	15,806
Transfer agent fees and expenses	12,456
Trustees' deferred compensation (Note 3)	1,531
Chief Compliance Officer fees	711
Accrued other expenses	7,477
Total liabilities	311,586

Net Assets	$265,892,270

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with unlimited number of shares authorized)	$409,945,087
Total distributable loss	(144,052,817)
Net Assets	$265,892,270

Class I:
Shares of beneficial interest issued and outstanding	36,734,892
Net asset value per share	$7.24

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Infrastructure Fund

STATEMENT OF OPERATIONS

For the Year Ended November 30, 2018

Investment Income:
Dividends (net of foreign withholding taxes of $113,769)	$2,551,399
Interest	4,266,890
Total investment income	6,818,289

Expenses:
Advisory fees	2,280,389
Fund administration fees	207,876
Transfer agent fees and expenses	111,364
Fund accounting fees	83,682
Custody fees	50,140
Registration fees	23,003
Auditing fees	19,497
Legal fees	16,094
Trustees' fees and expenses	8,100
Chief Compliance Officer fees	5,191
Miscellaneous	4,718
Insurance fees	2,267
Shareholder reporting fees	1,496

Total expenses	2,813,817
Net investment income	4,004,472

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(5,076,139)
Purchased options contracts	8,273
Written options contracts	151,496
Net realized loss	(4,916,370)
Net change in unrealized appreciation/depreciation on:
Investments	(13,709,216)
Written options contracts	142,498
Net change in unrealized appreciation/depreciation	(13,566,718)
Net realized and unrealized loss	(18,483,088)

Net decrease in Net Assets from Operations	$(14,478,616)

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Infrastructure Fund

STATEMENTS OF CHANGES IN NET ASSETS

Increase (Decrease) in Net Assets From:	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
Operations:
Net investment income	$4,004,472	$5,568,462
Net realized loss on investments, purchased options contracts and written options contracts	(4,916,370)	(3,069,149)
Net change in unrealized appreciation/depreciation on investments and written options contracts	(13,566,718)	(21,754,745)
Net decrease in net assets resulting from operations	(14,478,616)	(19,255,432)

Distributions to Shareholders:
Distributions [1]	(17,751,685)
Total	(17,751,685)
From net investment income		(11,284,270)
Return of capital	(8,879,368)	(18,918,075)
Total	(26,631,053)	(30,202,345)

Capital Transactions:
Class I:
Proceeds from shares sold	42,883,068	62,078,493
Reinvestment of distributions	26,577,283	30,003,006
Cost of shares redeemed [2]	(90,998,879)	(146,714,422)
Net decrease in net assets from capital transactions	(21,538,528)	(54,632,923)

Total decrease in net assets	(62,648,197)	(104,090,700)

Net Assets:
Beginning of period	328,540,467	432,631,167
End of period [3]	$265,892,270	$328,540,467

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Infrastructure Fund

STATEMENTS OF CHANGES IN NET ASSETS - Continued

	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
Capital Share Transactions:
Shares sold	5,279,703	6,818,408
Shares reinvested	3,376,303	3,428,149
Shares redeemed	(11,820,080)	(15,816,885)
Net decrease in capital share transactions	(3,164,074)	(5,570,329)

[1]	The SEC eliminated the requirement to disclose components of distributions paid to shareholders in September 2018.
[2]	Net of redemption fee proceeds of $169 and $935, respectively.
[3]	End of year net assets includes accumulated undistributed net investment loss of $11,127,219 for the year ended November 30, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in September 2018.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Energy Infrastructure Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended November 30,

	2018	2017	2016	2015	2014
Net asset value, beginning of period	$8.23	$9.51	$9.31	$13.97	$12.45
Income from Investment Operations:
Net investment income[1]	0.11	0.13	0.25	0.26	0.23
Net realized and unrealized gain (loss) on investments	(0.38)	(0.69)	0.68	(4.20)	2.23
Total from investment operations	(0.27)	(0.56)	0.93	(3.94)	2.46

Less distributions:
From net investment income	(0.48)	(0.27)	(0.25)	(0.20)	(0.40)
From net realized gain	-	-	-	-	(0.37)
From return of capital	(0.24)	(0.45)	(0.48)	(0.52)	(0.17)
Total distributions	(0.72)	(0.72)	(0.73)	(0.72)	(0.94)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	-

Net asset value, end of period	$7.24	$8.23	$9.51	$9.31	$13.97

Total return[3]	(3.71%)	(6.13%)	11.45%	(29.18%)	20.18%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$265,892	$328,540	$432,631	$429,246	$167,417

Ratio of expenses to average net assets:
Before fees waived/recovered	0.93%	0.90%	0.90%	0.94%	1.18%
After fees waived/recovered	0.93%	0.90%	0.94%	1.00%	1.00%
Ratio of net investment income to average net assets:
Before fees waived/recovered	1.32%	1.42%	3.01%	2.23%	1.49%
After fees waived/recovered	1.32%	1.42%	2.97%	2.17%	1.67%
Portfolio turnover rate	73%	28%	71%	29%	34%

[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Equity Fund

(“INFJX, INFKX, INFEX”)

November 30, 2018

Dear Shareholder,

Thank you for your investment in the Advisory Research MLP & Equity Fund (the “Fund”). This report covers the one-year period ending November 30, 2018, as well as an overall update on the Fund’s investments.

Our firm, Advisory Research, Inc., serves as investment advisor for the Fund. We manage Master Limited Partnerships (“MLPs”) and energy infrastructure assets for investment companies, institutions and high net worth individuals.

The Fund’s primary investment objective is to seek total return. The Fund will seek to meet its investment objective by opportunistically investing in energy infrastructure securities, with an emphasis on MLPs and entities affiliated with MLPs.

The Fund launched in the later portion of the most recent bear market. The period since the Fund’s inception was challenging as the Alerian MLP Index fell -3.85% and the Fund underperformed with a return of -6.22%.

Fund Results as of November 30, 2018

1 Year Period	Performance	Correlation to Index
MLP & Equity Fund – Class I	-7.65%	0.93
Alerian MLP Index	1.21%
3 Year Period	Performance[1]	Correlation to Index
MLP & Equity Fund – Class I	-0.54%	0.94
Alerian MLP Index	1.00%
Since Inception (8/31/2015)	Performance[1]	Correlation to Index
MLP & Equity Fund – Class I	-6.22%	0.93
Alerian MLP Index	-3.85%
[1]	annualized

For the period ended 12/31/2018, the Fund’s Class I shares had a one-year return of -19.08% and an annualized since inception return of -8.76%. The performance data quoted here represents past performance. Past performance is no guarantee of future results. The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distributions. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and most recent month-end performance may be obtained by calling 1-888-665-1414. Based on the current prospectus, the total annual gross and net operating expense ratios for the Fund’s Class I shares are 2.76% and 1.11% respectively2. There is a 2% redemption fee if redeemed within 90 days of purchase.

One Year Performance ended November 30, 2018

During the period, the Fund’s total return was -7.65%, which underperformed the Index return of 1.21%. The period was a difficult one to compete against the Index for active managers as Index returns were dominated by strong performance from a few large-cap securities. This was the case over the trailing twelve months and resulted in both portions of the Fund, MLPs and energy infrastructure equities, underperforming the benchmark.

Security selection within the Diversified Infrastructure was the largest relative detractor from performance. Two of the MLPs that make up a large portion of this sector performed well during this period; however, the Fund did not own them. Another detractor was the Fund’s overweight towards the Gathering and Processing sector, which fell during the end of the fiscal year in sympathy with crude oil prices. The largest relative contributor to performance in the period was derived from the Fund’s overweight to Midstream Natural Gas sector.

MLP fundamentals remained strong throughout the year generating an all-time high level of cash flow. Despite this, equity performance remained volatile during the period, driven by political and regulatory issues, a bevy of consolidation transactions between MLPs and their affiliates, and commodity price volatility.

Since Inception Performance

Since inception, the Fund has returned -6.22% behind the -3.85% annualized return for the Index. The since inception period includes the last five months of the most recent bear market for MLPs which ended in February 2016. During this time, both the Fund’s MLP and energy equity holdings underperformed the Index. While the Fund outperformed coming out of the energy crisis in February 2016, recent performance has the Fund trailing against the benchmark. Notably over the trailing twelve months, the Fund’s underweight allocation and security selection within the larger-cap Diversified Infrastructure sector has detracted from performance.

Outlook

MLPs are at attractive valuations that reflect investor sentiment more so than strong energy industry fundamentals. We believe the difficult returns can generally be characterized as the result of a broader de-risking in the equity markets. Whether attributable to fears of an economic slow-down outside of the United States, global trade concerns, diminishing returns from the tax cut, an overly aggressive Fed, or political impasse, the potential culprits are many. This creates the potential for an active tax-loss selling season from MLP investors for the end of the calendar year. We view as a modest positive the fact that MLPs traded more in line with the S&P 500 and, though directionally similar, not in lockstep with crude oil prices.

Assessing the measure of enterprise value to EBITDA (earnings before interest, taxes and depreciation), MLPs are cheaper today than they were when crude oil prices bottomed at $26 in February 2016. Trading at 9.3x as of 11/30/2018, MLPs look cheaper than utilities or the broader market on this metric as well. Further evidence of low valuations is that private equity investors have been offering premiums to buy assets similar to those owned and operated by publicly-traded MLPs.

From this backdrop, we think MLPs and energy infrastructure are poised to perform well in comparison to most equity and fixed income asset classes. We believe that MLP distribution cuts are mostly behind us, which is a catalyst to bring yield investors back to the group. We expect an inflection in distributions in 2019, which will position MLPs and energy infrastructure equities to outperform fixed income securities in an environment where investors fear an increase in the target rate by the Federal Reserve Open Market Committee. If we are correct in this outlook, a stabilization of equity prices could confirm a near-term bottom in MLPs. This could trigger a realization by value investors that the group is undervalued given the persistent recovery in energy fundamentals.

An issue that hampered security performance for the group in the last year was noise and uncertainty created by the large number of consolidation transactions between MLPs and their affiliates. It is readily apparent that entities who entered the year with clean stories, i.e. no publicly traded general partners with Incentive Distribution Rights (“IDRs”), were preferred by investors. Those entities that announced a transaction during the period meaningfully underperformed.

While it may appear as though the cure was worse than the disease, we think the asset class is healthier for it. MLPs offer attractive yields with lower payout ratios than before the energy collapse. Leverage has returned to reasonable levels compared to the peak levels of 2015 and 2016. Distribution/dividend growth rates have come down to levels we began calling for in 2014. In addition, many midstream entities are shifting from accessing the equity markets to internally generating cash flow to fund capital expenditures. All of these factors present less risky, more reliable, yield-oriented investments that we think investors will see as opportunities in 2019.

We acknowledge that the interest rate environment and lower crude oil prices are a risk to our 2019 outlook. A global slow down remains a medium-term risk, and this may induce a recession in the United States. Notwithstanding these risks, the fundamentals for the energy industry looks much healthier than current valuations suggest. In large part, increased production of oil and natural gas is increasingly finding a growing export market and investment is being made to meet this demand. This should bode well for midstream volumes and sustained higher earnings for the companies we own. Overall, midstream companies present a compelling investment today and should outperform other areas of the market on a relative basis in 2019.

As a shareholder, you will receive a 1099 tax form for 2018. Therefore, if you are a tax-exempt investor holding Fund shares you generally will not have unrelated business taxable income (“UBTI”) attributable to your ownership or sale of the Fund shares unless your ownership of the shares is debt-financed. Similarly, it is generally expected that you will not become subject to additional state and local income tax return filing requirements by reason of your holdings of Fund shares. Please consult your tax advisor for information specific to your situation.

We appreciate your investment in the Fund.

Sincerely,

Advisory Research, Inc.

The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).

Indexes are un-managed and do not account for investment expenses. You cannot invest directly in an index.

Master limited partnership (MLP) is a limited partnership that is publicly traded on a securities exchange. It combines the tax benefits of a limited partnership with the liquidity of publicly traded securities.

Investing in MLPs differs from investments in common stock including risks related to cash flow, dilution and voting rights. Investments are concentrated in the energy infrastructure sector; with an exclusive emphasis on securities issued by MLPs. Concentration of the Fund's investment in the energy infrastructure sector, with an exclusive emphasis on securities issued by MLPs, may increase price fluctuation. Energy infrastructure companies are subject to risks specific to the industry such as fluctuations in commodity prices, reduced volumes of natural gas or other energy commodities, changes in the economy or the regulatory environment or extreme weather. MLPs may trade less frequently than larger companies due to their smaller capitalizations which may result in erratic price movement or difficulty in buying or selling. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment including the risk that an MLP could lose its tax status as a partnership which could reduce the value and income produced from the Fund.

The Fund is non-diversified, which means that the Fund may invest in the securities of relatively few issuers. Investments in securities of a limited number of issuers or primarily of the energy infrastructure sector exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

The Fund intends to elect to be treated and to qualify each year, as a “regulated investment company” (RIC) under the U.S. Internal Revenue Code of 1986 (the “Code”). The Fund must meet certain source-of-income, asset diversification and annual distribution requirements to maintain RIC status. If for any taxable year the Fund fails to qualify as a RIC, all taxable income will be subject to federal income tax and possibly state and local income tax at regular corporate rates (without any deduction for distributions to shareholders) and any income available for distribution will be reduced.

[2]	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund until March 31, 2019 and may be terminated by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek recoupment from the Fund of fees waived or payments made to the Fund for a period of three full fiscal years after the date of the waiver or payment. Performance would have been lower without fee waivers in effect.

The views in this shareholder letter were those of the Investment Advisor as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice. Current and future portfolio holdings are subject to change and risks.

Advisory Research MLP & Equity Fund

FUND PERFORMANCE at November 30, 2018 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund, made at its inception, with a similar investment in the Alerian MLP Index. The performance graph above is shown for the Fund Class I shares; Class A shares and Class C shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Alerian MLP Index is a float-adjusted, capitalization-weighted index of Master Limited Partnerships (MLPs) whose constituents represent approximately 85% of total float-adjusted market capitalization. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Return as of November 30, 2018	1 Year	3 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A1	-7.91%	-0.83%	-6.43%	08/31/15
Class C2	-8.75%	-1.13%	-6.77%	08/31/15
Class I3	-7.65%	-0.54%	-6.22%	08/31/15
After deducting maximum sales charge
Class A1	-13.02%	-2.68%	-8.04%	08/31/15
Class C2	-9.66%	-1.13%	-6.77%	08/31/15
Alerian MLP Index	1.21%	1.00%	-3.85%	08/31/15

[1]	Maximum sales charge for Class A shares is 5.50%. No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 18 months of purchase.
[2]	Class C Shares of the Fund are subject to a CDSC of 1.00% on any shares sold within 12 months of purchase.
[3]	Class I shares do not have any initial or contingent deferred sales charge.

Advisory Research MLP & Equity Fund

FUND PERFORMANCE at November 30, 2018 (Unaudited) - Continued

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 665-1414.

Gross and Net Expense Ratios for Class A Shares were 3.01% and 1.36%, respectively, for Class C Shares were 3.76% and 2.11%, respectively, and for Class I Shares were 2.76% and 1.11%, respectively, which were the amounts stated in the current prospectus dated April 1, 2018. For the Fund’s current one-year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.35%, 2.10% and 1.10% of the average daily net assets of the Fund’s Class A, Class C, and Class I Shares, respectively. This agreement is in effect until March 31, 2019, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Shares redeemed within 90 days of purchase will be charged a 2.00% redemption fee.

Advisory Research MLP & Equity Fund

SCHEDULE OF INVESTMENTS

As of November 30, 2018

Number of Shares		Value
	COMMON STOCKS – 74.3%
	ENERGY – 74.3%
66,700	Altus Midstream Co. *1	$503,585
39,740	Antero Midstream GP LP	588,549
10,820	Cheniere Energy, Inc.*	661,318
1	Enbridge Energy Management LLC	6
9,778	Enbridge, Inc.[2]	320,034
46,975	EnLink Midstream LLC	536,924
21,706	Equitrans Midstream Corp.*	484,478
63,638	Kinder Morgan, Inc.	1,086,301
4,248	NextEra Energy Partners LP	198,382
16,850	ONEOK, Inc.	1,035,096
48,880	Plains GP Holdings LP - Class A	1,081,714
56,443	Tallgrass Energy LP	1,205,623
20,762	Targa Resources Corp.	926,608
16,385	TransCanada Corp.[2]	670,474
43,376	Williams Cos., Inc.	1,098,280
		10,397,372
	TOTAL COMMON STOCKS
	(Cost $10,590,241)	10,397,372

	MASTER LIMITED PARTNERSHIPS – 23.2%
	ENERGY – 19.7%
16,089	Andeavor Logistics LP	600,441
18,177	DCP Midstream LP	619,472
16,081	MPLX LP	532,764
8,875	Phillips 66 Partners LP	416,238
31,310	Shell Midstream Partners LP	589,880
		2,758,795
	UTILITIES – 3.5%
16,815	Western Gas Equity Partners LP	487,299
	TOTAL MASTER LIMITED PARTNERSHIPS
	(Cost $3,407,055)	3,246,094
	SHORT-TERM INVESTMENTS – 2.7%
371,934	Fidelity Institutional Money Market - Treasury Only Portfolio, 2.07%[3]	371,934
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $371,934)	371,934

	TOTAL INVESTMENTS – 100.2%
	(Cost $14,369,230)	14,015,400
	Liabilities in Excess of Other Assets – (0.2)%	(22,818)

	TOTAL NET ASSETS – 100.0%	$13,992,582

Advisory Research MLP & Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of November 30, 2018

LLC – Limited Liability Company

LP – Limited Partnership

*	Non-income producing security.
[1]	Illiquid security. The total illiquid securities represent 3.6% of Net Assets. The total value of these securities is $503,585.
[2]	Foreign security denominated in U.S. Dollars.
[3]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Equity Fund

SUMMARY OF INVESTMENTS

As of November 30, 2018

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Energy	74.3%
Total Common Stocks	74.3%
Master Limited Partnerships
Energy	19.7%
Utilities	3.5%
Total Master Limited Partnerships	23.2%
Short-Term Investments	2.7%
Total Investments	100.2%
Liabilities in Excess of Other Assets	(0.2)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Advisory Research MLP & Equity Fund
STATEMENT OF ASSETS AND LIABILITIES
As of November 30, 2018

Assets:
Investments, at value (cost $14,369,230)	$14,015,400
Dividends and interest	4,878
Prepaid expenses	17,158
Total assets	14,037,436

Liabilities:
Payables:
Distribution fees - Class A and Class C (Note 7)	192
Auditing fees	19,716
Fund Administration fees	4,865
Shareholder reporting fees	4,059
Transfer agent fees and expenses	2,237
Fund accounting fees	2,211
Advisory fees	2,189
Chief Compliance Officer fees	1,686
Trustees' deferred compensation (Note 3)	1,263
Custody fees	950
Accrued other expenses	5,486
Total liabilities	44,854

Net Assets	$13,992,582

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$14,742,124
Total distributable loss	(749,542)
Net Assets	$13,992,582

Class A Shares:
Net Assets applicable to shares outstanding	$412,249
Number of shares issued and outstanding	51,789
Redemption price per share*	$7.96
Maximum sales charge (5.50% of offering price)**	0.46
Maximum offering price to public	$8.42

Class C Shares:
Net Assets applicable to shares outstanding	$130,008
Number of shares issued and outstanding	16,406
Offering and redemption price per share*	$7.92

Class I Shares:
Net Assets applicable to shares outstanding	$13,450,325
Number of shares issued and outstanding	1,684,384
Offering and redemption price per share	$7.99

*	No sales charge applies on investments of $1 million or more, but a Contingent Deferred Sales Charge ("CDSC") of 1% may be imposed on certain redemptions of such shares within 18 months of the date of purchase. Class C Shares of the Fund are subject to a CDSC of 1% on any shares sold within 12 months of purchasing them.

**	On sales of $50,000 or more, the sales charge may be reduced.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Equity Fund
STATEMENT OF OPERATIONS
For the Year Ended November 30, 2018

Investment Income:
Dividends (net of foreign withholding taxes of $10,815)	$178,655
Interest	7,768
Total investment income	186,423

Expenses:
Advisory fees	131,018
Registration fees	49,517
Fund administration fees	40,227
Fund accounting fees	35,368
Transfer agent fees and expenses	30,128
Auditing fees	18,997
Legal fees	14,590
Trustees' fees and expenses	6,340
Miscellaneous	6,001
Custody fees	5,867
Shareholder reporting fees	4,203
Chief Compliance Officer fees	3,698
Distribution fees - Class C (Note 7)	2,031
Distribution fees - Class A (Note 7)	1,205
Insurance fees	1,190

Total expenses	350,380
Advisory fees waived	(131,018)
Other expenses absorbed	(46,574)
Net expenses	172,788
Net investment income	13,635

Realized and Unrealized Gain (Loss):
Net realized gain on investments	469,318
Net change in unrealized appreciation/depreciation	(1,726,174)
Net realized and unrealized loss on investments	(1,256,856)

Net decrease in Net Assets from Operations	$(1,243,221)

See accompanying Notes to Financial Statements.

Advisory Research MLP & Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$13,635	$(14,388)
Net realized gain on investments	469,318	85,436
Net change in unrealized appreciation/depreciation on investments	(1,726,174)	(1,064,937)
Net decrease in net assets resulting from operations	(1,243,221)	(993,889)

Distributions to Shareholders:
Distributions [1]
Class A	(1,979)
Class C	(949)
Class I	(63,876)
Total	(66,804)
From net investment income:
Class A		(1,044)
Class C		(207)
Class I		(52,206)
Total distributions to shareholders		(53,457)

Capital Transactions:
Net proceeds from shares sold:
Class A	143,371	169,971
Class C	75,000	-
Class I	1,413,863	1,543,356
Reinvestment of distributions:
Class A	1,807	1,000
Class C	949	207
Class I	61,418	51,828
Cost of shares redeemed:
Class A [2]	(151,925)	(75,852)
Class C [3]	(188,980)	(12,537)
Class I	(554,494)	(531,073)
Net increase in net assets from capital transactions	801,009	1,146,900

Total increase (decrease) in net assets	(509,016)	99,554

Net Assets:
Beginning of period	14,501,598	14,402,044
End of period [4]	$13,992,582	$14,501,598

See accompanying Notes to Financial Statements.

Advisory Research MLP & Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS - Continued

	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
Capital Share Transactions:
Shares sold:
Class A	16,524	18,217
Class C	9,446	-
Class I	156,372	171,063
Shares reinvested:
Class A	202	111
Class C	106	21
Class I	6,870	5,851
Shares redeemed:
Class A	(17,439)	(8,159)
Class C	(23,188)	(1,334)
Class I	(64,389)	(57,842)
Net increase in capital share transactions	84,504	127,928

[1]	The SEC eliminated the requirement to disclose components of distributions paid to shareholders in September 2018.
[2]	Net of redemption fee proceeds of $224 and $128, respectively.
[3]	Net of redemption fee proceeds of $0 and $256, respectively.
[4]	End of year net assets includes accumulated undistributed net investment loss of $264,783 for the year ended November 30, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in September 2018.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Equity Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended November 30,			For the Period August 31, 2015* through
				November 30,
	2018	2017	2016	2015
Net asset value, beginning of period	$8.68	$9.34	$8.26	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	(0.01)	(0.03)	0.05	(0.01)
Net realized and unrealized gain (loss) on investments	(0.67)	(0.61)	1.07	(1.73)
Total from investment operations	(0.68)	(0.64)	1.12	(1.74)

Less distributions:
From net investment income	(0.04)	(0.02)	(0.04)	-
From net realized gain	-	-	- [2]	-
Total distributions	(0.04)	(0.02)	(0.04)	-

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	-

Net asset value, end of period	$7.96	$8.68	$9.34	$8.26

Total return[3]	(7.91%)	(6.84%)	13.70%	(17.40%)[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$412	$456	$396	$71

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.50%	3.00%	3.39%	13.72%[4]
After fees waived and expenses absorbed	1.35%	1.35%	1.35%	1.35%[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(1.29%)	(1.97%)	(1.39%)	(12.71%)[5]
After fees waived and expenses absorbed	(0.14%)	(0.32%)	0.65%	(0.34%)[5]
Portfolio turnover rate	42%	15%	52%	11%[4]

*	Commencement of operations.
[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived and expenses absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.50% of offering price which is reduced on sales of $50,000 or more, or a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain shares sold within 18 months. If the sales charges were included, total returns would be lower.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Equity Fund
FINANCIAL HIGHLIGHTS
Class C

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended November 30,			For the Period August 31, 2015* through
				November 30,
	2018	2017	2016	2015
Net asset value, beginning of period	$8.71	$9.42	$8.24	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.08)	(0.10)	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.68)	(0.61)	1.20	(1.73)
Total from investment operations	(0.76)	(0.71)	1.19	(1.76)

Less distributions:
From net investment income	(0.03)	(0.01)	(0.01)	-
From net realized gain	-	-	- [2]	-
Total distributions	(0.03)	(0.01)	(0.01)	-

Redemption fee proceeds[1]	-	0.01	- [2]	-

Net asset value, end of period	$7.92	$8.71	$9.42	$8.24

Total return[3]	(8.75%)	(7.47%)	14.47%	(17.60%)[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$130	$262	$295	$1

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	3.25%	3.75%	4.14%	14.47%[5]
After fees waived and expenses absorbed	2.10%	2.10%	2.10%	2.10%[5]
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(2.04%)	(2.72%)	(2.14%)	(13.59%)[5]
After fees waived and expenses absorbed	(0.89%)	(1.07%)	(0.10%)	(1.22%)[5]
Portfolio turnover rate	42%	15%	52%	11%[4]

*	Commencement of operations.
[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived and expenses absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain shares sold within 12 months. If the sales charges were included, total returns would be lower.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Advisory Research MLP & Equity Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended November 30,			For the Period August 31, 2015* through
				November 30,
	2018	2017	2016	2015
Net asset value, beginning of period	$8.69	$9.35	$8.25	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	0.01	(0.01)	0.07	- [2]
Net realized and unrealized gain (loss) on investments	(0.67)	(0.62)	1.09	(1.75)
Total from investment operations	(0.66)	(0.63)	1.16	(1.75)

Less distributions:
From net investment income	(0.04)	(0.03)	(0.06)	-
From net realized gain	-	-	- [2]	-
Total distributions	(0.04)	(0.03)	(0.06)	-

Redemption fee proceeds[1]	-	-	- [2]	-

Net asset value, end of period	$7.99	$8.69	$9.35	$8.25

Total return[3]	(7.65%)	(6.70%)	14.20%	(17.50%)[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$13,451	$13,784	$13,711	$7,813

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.25%	2.75%	3.14%	13.47%[5]
After fees waived and expenses absorbed	1.10%	1.10%	1.10%	1.10%[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(1.04%)	(1.72%)	(1.14%)	(12.46%)[5]
After fees waived and expenses absorbed	0.11%	(0.07%)	0.90%	(0.09%)[5]
Portfolio turnover rate	42%	15%	52%	11%[4]

*	Commencement of operations.
[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived and expenses absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Advisory Research MLP Funds

NOTES TO FINANCIAL STATEMENTS

November 30, 2018

Note 1 – Organization

The Advisory Research MLP & Energy Income Fund (the “Energy Income Fund”), Advisory Research MLP & Energy Infrastructure Fund (the “Energy Infrastructure Fund”) and Advisory Research MLP & Equity Fund (the “Equity Fund”) (each a “Fund” and collectively the ‘‘Funds’’) are organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Energy Income Fund primarily seeks current income and secondarily seeks long-term capital appreciation. The Fund offers three classes of shares, Class A, Class C and Class I. Class A shares commenced investment operations on May 18, 2011. Class C shares commenced investment operations on April 2, 2012. Class I shares commenced investment operations on December 27, 2010.

The Energy Infrastructure Fund primarily seeks current income and secondarily seeks long-term capital appreciation. The Fund offers one class of shares, Class I. Class I shares commenced investment operations on September 9, 2010.

The Equity Fund primarily seeks total return. The Fund offers three classes of shares, Class A, Class C and Class I. All three share classes commenced investment operations on August 31, 2015.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

Each Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Advisory Research MLP Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2018

(b) Master Limited Partnerships

A Master Limited Partnership (“MLP”) is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the “Code”), the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock.  Holders of MLP units generally have limited control and voting rights on matters affecting the partnership. The value of the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation and there could be a material decrease in the value of its securities.

(c) Sector Concentration Risk

The focus of each Fund’s portfolio on a specific industry may present more risks than if the portfolio were broadly diversified over numerous industries. A downturn in energy related industries would have a larger impact on a Fund than on an investment company that does not concentrate in such industries. At times, the performance of each Fund’s investments may lag the performance of other industries or the broader market as a whole. Such underperformance may continue for extended periods of time.

(d) Return of Capital Estimates

Distributions received from each Fund’s investments in MLPs generally are comprised of income and return of capital. The Funds record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the year ended November 30, 2018, the Funds estimated that 100% of the MLP distributions received would be treated as return of capital.

(e) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.  Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Funds are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made. Income and expenses of the Energy Income Fund and the Equity Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees pursuant to Rule 12b-1, that are specific to individual share classes, are accrued directly to the respective share class. Transfer agent fees and expenses reported on the Statement of Operations for the Energy Income Fund and the Energy Infrastructure Fund include payments to third parties for performing shareholder services to their customers.

Advisory Research MLP Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2018

(f) Short Sales

Short sales are transactions under which each Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Funds must borrow the security to make delivery to the buyer. The Funds then are obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by each Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Funds are required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Funds also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Funds are subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(g) Options

The Funds may write or purchase options contracts primarily to enhance each Fund’s returns and reduce volatility. In addition, the Funds may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

(h) Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Each Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended November 30, 2015-2018 the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Advisory Research MLP Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2018

(i) Distributions to Shareholders

The Energy Income Fund and Energy Infrastructure Fund will make distributions quarterly and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The Equity Fund will make distributions semi-annually and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

The estimated characterization of the distributions paid will be either a dividend, capital gain or return of capital. This estimate is based on each Fund’s operating results during the period. It is anticipated that a portion of its distributions will be comprised of return of capital as a result of the tax character of cash distributions made by each Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year.

The portion of each Fund’s distributions that may be classified as return of capital is uncertain and can be materially impacted by events that are not subject to the control of the Funds’ advisor (e.g., merger, acquisitions, reorganizations and other capital transactions occurring at the individual MLP level, changes in the tax characterization of distributions received from the MLP investments held by the Funds, changes in tax laws, etc.). The return of capital portion may also be impacted by each Fund’s strategy, which may recognize gains on its holdings. Because of these factors, the portion of each Fund’s distributions that are classified as return of capital may vary materially from year to year. Accordingly, there is no guarantee that future distributions will maintain the same classification for tax purposes as past distributions.

The distributions are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Advisory Research, Inc. (the “Advisor”). Under the terms of the Agreement, The Energy Income Fund, Energy Infrastructure Fund and Equity Fund pays a monthly investment advisory fee to the Advisor. The annual rates are listed by Fund in the table below. The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A) expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation). This agreement is in effect until March 31, 2019, and it may be terminated before that date only by the Trust's Board of Trustees. The table below contains the expense cap by Fund and by Class:

Advisory Research MLP Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2018

	Investment Advisory Fees	Total Limit on Annual Operating Expenses Class A Shares†	Total Limit on Annual Operating Expenses Class C Shares†	Total Limit on Annual Operating Expenses Class I Shares†
Energy Income Fund	1.00%	1.50%	2.25%	1.25%
Energy Infrastructure Fund	0.75%	-	-	1.00%
Equity Fund	0.85%	1.35%	2.10%	1.10%

†	The total limit on annual operating expenses is calculated based on each Fund’s average daily net assets.

For the year ended November 30, 2018, the Advisor waived fees totaling $177,592 for the Equity Fund. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.  This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At November 30, 2018, the amount of potentially recoverable expenses was $663,026. The Advisor may recapture all or a portion of this amount no later than November 30 of the years stated below:

2019	$244,581
2020	240,853
2021	177,592
Total	$663,026

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended November 30, 2018 are reported on the Statement of Operations.

IMST Distributors, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

For the year ended November 30, 2018, UMBFS received $149,076, $29,048 and $30,128 in transfer agent fees for Energy Income Fund, Energy Infrastructure Fund and Equity Fund respectively.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended November 30, 2018, the Funds’ allocated fees incurred for Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statement of Operations.

Advisory Research MLP Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2018

The Funds’ Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Funds until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides the Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended November 30, 2018, are reported on the Statement of Operations.

During the year ended November 30, 2018, the Funds engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act:

	Purchases	Sales
Energy Income Fund	$7,601,071	$-
Energy Infrastructure Fund	-	7,601,071

Note 4 – Federal Income Taxes

At November 30, 2018, gross unrealized appreciation and depreciation of investments owned by the Funds, based on cost for federal income tax purposes were as follows:

	Energy Income Fund	Energy Infrastructure Fund	Equity Fund
Cost of investments	$893,772,148	$297,698,980	$13,784,183

Gross unrealized appreciation	$65,524,752	$11,954,215	$1,673,982
Gross unrealized depreciation	(99,169,131)	(44,525,193)	(1,442,765)
Net unrealized appreciation/(depreciation) on investments	$(33,644,379)	$(32,570,978)	$231,217

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to income/(loss) from MLP K-1’s, which are treated as an increase/(decrease) in cost basis of the MLP shares held, options, and timing differences in recognizing certain gains and losses in security transactions.

Advisory Research MLP Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2018

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended November 30, 2018, permanent differences in book and tax accounting have been reclassified to paid-in-capital and total distributable earnings as follows:

Increase (Decrease)
Funds	Paid in Capital	Total Distributable Earnings
Energy Income Fund	$(7,898,615)	$7,898,615
Energy Infrastructure Fund	(4,695,057)	4,695,057
Equity Fund	33,370	(33,370)

As of November 30, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Energy Income Fund	Energy Infrastructure Fund	Equity Fund
Undistributed ordinary income	$-	$-	$145,622
Undistributed long-term gains	-	-	-
Tax accumulated earnings	-	-	145,622

Accumulated capital, other losses and other differences	$(265,166,944)[1]	$(111,481,839)[2]	$(1,126,381)[3]
Net unrealized appreciation (depreciation) on investments	(33,644,379)	(32,570,978)	231,217
Total accumulated earnings (deficit)	$(298,811,323)	$(144,052,817)	$(749,542)

[1]	Other differences consists of $(30,656,799) of deferred partnership distributions, $(24,071,744) of passive activity losses and $(210,438,401) of capital loss carryforwards.

[2]	Other differences consists of $(696) of organizational costs, $(9,609,191) of deferred partnership distributions, $(10,728,937) of passive activity losses and $(91,143,015) of capital loss carryforwards.

[3]	Other differences consists of $(587,930) of deferred partnership distributions, $(349,874) of passive activity losses and $(188,577) of capital loss carryforwards.

At November 30, 2018, the Funds had capital loss carryforwards, which reduce each Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	Not Subject to Expiration
	Short-Term	Long-Term	Total
Energy Income Fund	$115,764,490	$94,673,911	$210,438,401
Energy Infrastructure Fund	60,234,340	30,908,675	91,143,015
Equity Fund	188,577	-	188,577

Advisory Research MLP Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2018

The Advisory Research MLP & Equity Fund utilized $292,649 of its capital loss carryforward during the year ended November 30, 2018.

The tax character of distributions paid during the fiscal years ended November 30, 2018 and November 30, 2017 for the Energy Income Fund, Energy Infrastructure Fund and Equity Fund are as follows:

	Energy Income Fund		Energy Infrastructure Fund
Distributions paid from:	2018	2017	2018	2017
Ordinary Income	$48,181,707	$15,942,128	$17,751,685	$11,284,270
Long-term capital gains	-	-	-	-
Tax return of capital	32,854,814	54,926,235	8,879,368	18,918,075
Total distributions paid	$81,036,521	$70,868,363	$26,631,053	$30,202,345

	Equity Fund
Distributions paid from:	2018	2017
Ordinary Income	$66,804	$53,457
Long-term capital gains	-	-
Tax return of capital	-	-
Total distributions paid	$66,804	$53,457

Note 5 – Redemption Fee

The Funds may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the year ended November 30, 2018 and for the year ended November 30, 2017, redemption fees were as follows:

	November 30, 2018	November 30, 2017
Energy Income Fund	$117,964	$51,665
Energy Infrastructure Fund	169	935
Equity Fund	224	384

Note 6 – Investment Transactions

For the year ended November 30, 2018, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales
Energy Income Fund	$627,321,163	$492,531,518
Energy Infrastructure Fund	211,481,975	220,918,386
Equity Fund	8,318,018	6,122,169

Note 7 – Distribution Plan

The Trust, on behalf of the Energy Income Fund and Equity Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which allows each Fund to pay distribution fees for the sale and distribution of its shares. With respect to Class A shares of each Fund, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets. With respect to Class C shares of each Fund, the Plan provides for the payment of distribution fees at the annual rate of up to 1.00% of average daily net assets. Class I shares of each Fund do not pay any distribution fees.

Advisory Research MLP Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2018

For the year ended November 30, 2018, distribution fees for the Energy Income Fund and Equity Fund distribution fees incurred by each Fund’s Class A and Class C incurred are disclosed on the Statement of Operations.

Note 8 – Loan and Pledge Agreement

The Funds together with other Advisory Research Funds managed by the Advisor (together “Advisory Research Funds”) have entered into a $15 million Senior Secured Revolving Credit Facility (“Facility”) with UMB Bank n.a. (“UMB Loan Agreement”). Each Fund is permitted to borrow up to the lesser of one-third of its total assets, or the maximum amount permitted subject to each Fund’s investment limitations. The purpose of the Facility is to finance temporarily the repurchase or redemption of shares of each borrower. The loan is fully collateralized throughout the term of the loan with securities or other assets of each Fund that has an aggregate market value of at least three times the loan balance. Securities that have been pledged as collateral for the loan are indicated in the Schedules of Investments (if any). Borrowings under the UMB Loan Agreement are charged interest at a calculated rate computed by UMB Bank n.a. based on the London Interbank Offered Rate (LIBOR) rate plus 1.00%, adjusting monthly. The Funds did not borrow under the line of credit agreement for the year ended November 30, 2018.

Note 9 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Advisory Research MLP Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2018

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of November 30, 2018, in valuing the Funds’ assets carried at fair value:

Energy Income Fund	Level 1	Level 2	Level 3*	Total
Assets
Investments
Corporate Bonds
Energy	$-	$147,120,778	$-	$147,120,778
Industrial	-	17,581,125	-	17,581,125
Utilities	-	19,545,500	-	19,545,500
Common Stocks
Energy	458,406,898	7,628,520	-	466,035,418
Master Limited Partnerships
Energy	209,876,448	-	-	209,876,448
Total Investments	$668,283,346	$191,875,923	$-	$860,159,269

Liabilities
Investments
Written Options Contracts	$-	$31,500	$-	$31,500
Total Investments	$-	$31,500	$-	$31,500

*	The Fund did not hold any Level 3 securities at period end.

Advisory Research MLP Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2018

Energy Infrastructure Fund	Level 1	Level 2	Level 3*	Total
Assets
Investments
Corporate Bonds
Energy	$-	$42,537,534	$-	$42,537,534
Industrial	-	5,136,375	-	5,136,375
Utilities	-	5,674,500	-	5,674,500
Common Stocks
Energy	136,903,338	2,221,210	-	139,124,548
Master Limited Partnerships
Energy	61,840,540	-	-	61,840,540
Short-Term Investments	10,825,005	-	-	10,825,005
Total Investments	$209,568,883	$55,569,619	$-	$265,138,502

Liabilities
Investments
Written Options Contracts	$-	$10,500	$-	$10,500
Total Investments	$-	$10,500	$-	$10,500

*	The Fund did not hold any Level 3 securities at period end.

Equity Fund	Level 1	Level 2	Level 3*	Total
Assets
Investments
Common Stocks
Energy	$9,893,787	$503,585	$-	$10,397,372
Master Limited Partnerships
Energy	2,758,795	-	-	2,758,795
Utilities	487,299	-	-	487,299
Short-Term Investments	371,934	-	-	371,934
Total Investments	$13,511,815	$503,585	$-	$14,015,400

*	The Fund did not hold any Level 3 securities at period end.

Note 11 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows. The Funds invested in purchased options and written options during the year ended November 30, 2018.

Advisory Research MLP Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2018

The effects of these derivative instruments on the Funds’ financial position and financial performance as reflected in the Statements of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of November 30, 2018, by risk category are as follows:

			Asset Derivatives	Liability Derivatives
	Statement of Asset and Liabilities Location	Derivatives not designated as hedging instruments	Value	Value
Energy Income Fund	Written options contracts, at value	Equity contracts	$-	$31,500
Energy Infrastructure Fund			-	10,500

The effects of derivative instruments on the Statement of Operations for the year ended November 30, 2018 are as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Total
Energy Income Fund	Equity Contracts	$27,696	$454,489	$482,185
Energy Infrastructure Fund	Equity Contracts	8,273	151,496	159,769

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
	Derivatives not designated as hedging instruments	Written Options Contracts	Total
Energy Income Fund	Equity Contracts	$427,494	$427,494
Energy Infrastructure Fund	Equity Contracts	142,498	142,498

The quarterly average notional values of derivative instruments as of November 30, 2018 are as follows:

	Derivatives not designated as hedging instruments	Written Options Contracts	Total
Energy Income Fund	Equity Contracts	9,000,000	9,000,000
Energy Infrastructure Fund	Equity Contracts	3,000,000	3,000,000

Advisory Research MLP Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2018

Note 12 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements. There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the funds Financial Statements.

The Funds declared the payment of a distribution to be paid, on December 28, 2018, to shareholders of record on December 27, 2018 as follows:

		Long-Term Capital Gain	Short-Term Capital Gain	Income
Energy Income Fund	Class A Shares	$0.00000	$0.00000	$0.01154
Energy Income Fund	Class C Shares	0.00000	0.00000	0.01053
Energy Income Fund	Class I Shares	0.00000	0.00000	0.01187
Energy Infrastructure Fund	Class I Shares	0.00000	0.00000	0.01111
Equity Fund	Class A Shares	0.00000	0.00000	0.08925
Equity Fund	Class C Shares	0.00000	0.00000	0.08835
Equity Fund	Class I Shares	0.00000	0.00000	0.08965

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Investment Managers Series Trust

and the Shareholders of Advisory Research MLP Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Advisory Research MLP & Energy Income Fund, Advisory Research MLP & Energy Infrastructure Fund, and Advisory Research MLP & Equity Fund (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments, as of November 30, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods indicated thereon, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of November 30, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

January 29, 2019

Advisory Research MLP Funds

SUPPLEMENTAL INFORMATION (Unaudited)

Qualified Dividend Income

11.18%, 12.09% and 77.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the year ended November 30, 2018, are designated as qualified dividend income for the Infrastructure, Income and Equity Funds, respectively.

Dividends Received Deduction

15.33%, 17.09% and 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the year ended November 30, 2018, are eligible for the corporate dividends received deduction for the Infrastructure, Income and Equity Funds, respectively.

Trustees and Officers Information

Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (888) 665-1414. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	7	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	7	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006). Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	7	None.

Advisory Research MLP Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustee:
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	7	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016). Chairman (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	7	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Officers of the Trust:
Maureen Quill [a] (born 1963) President	Since June 2014

President (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc. Vice President, Investment Managers Series Trust (December 2013 - June 2014).

			N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.

			N/A	N/A

Advisory Research MLP Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Officers of the Trust:
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016). Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since March 2016

Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015). Chief Compliance Officer (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.

			N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 – present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 – 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds managed by the same investment advisor. The Funds’ investment advisor also serves as investment advisor to the Advisory Research All Cap Value Fund, Advisory Research Emerging Markets Opportunities Fund, Advisory Research International Small Cap Value Fund and Advisory Research Strategic Income Fund, which are offered in a separate prospectus. The Funds do not hold itself out as related to any other series within the Trust, for purposes of investment and investor services.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC and Foothill Capital Management, LLC.

Advisory Research MLP Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement

At an in-person meeting held on September 19-20, 2018, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Advisory Research, Inc. (the “Investment Advisor”) for an additional one-year term from when it otherwise would expire, with respect to the following series of the Trust (each a “Fund” and together, the “Funds”):

●	the Advisory Research MLP & Energy Income Fund (the “MLP Income Fund”),

●	the Advisory Research MLP & Energy Infrastructure Fund (the “MLP Infrastructure Fund”), and

●	the Advisory Research MLP & Equity Fund (the “MLP Equity Fund”).

In approving renewal of the Advisory Agreement with respect to each Fund, the Board, including the Independent Trustees, determined that such renewal was in the best interests of each Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Funds and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Funds; information about the Investment Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Investment Advisor’s overall relationship with the Funds; reports comparing the performance of each Fund with returns of its benchmark index and a group of comparable funds (each a “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s relevant fund universe (each a “Fund Universe”) for various periods ended June 30, 2018; and reports comparing the investment advisory fee and total expenses of each Fund with those of its Peer Group and Fund Universe. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In renewing the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services

The Board considered information included in the meeting materials regarding the performance of each Fund. The materials they reviewed indicated the following:

●	The MLP Income Fund’s annualized total returns for the one- and five-year periods were above the Alerian MLP Index returns and the Peer Group and Energy Limited Partnership Fund Universe median returns. The Fund’s annualized total return for the three-year period was above the Peer Group and Fund Universe median returns, but below the Index return by 0.33%. In 2017 and 2018 the Fund had a four-star rating from Morningstar. The Trustees noted Broadridge’s observation that the Fund compared favorably to other funds in the Fund Universe for volatility, as measured by the Sharpe ratio, and for risk-adjusted returns, as measured by the Sharpe ratio and information ratio, over the five-year period.

Advisory Research MLP Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

●	The MLP Infrastructure Fund’s annualized total returns for the one- and five-year periods were above the Alerian MLP Index returns and the Peer Group and Energy Limited Partnership Fund Universe median returns. The Fund’s annualized total return for the three-year period was below the Peer Group and Fund Universe median returns, and the Index return by 0.07%, 1.05%, and 1.45%, respectively. For 2018, the Fund has a four-star rating from Morningstar. The Trustees considered the Investment Advisor’s explanation that the Fund’s underperformance during the three-year period was due to the Fund’s allocation to MLPs and energy infrastructure equities, which performed poorly during the recent energy crisis.

●	The MLP Equity Fund’s total return for the one-year period was above the Alerian MLP Index return and the Peer Group and Energy Limited Partnership Fund Universe median returns.

The Board noted its familiarity with the Investment Advisor and considered the overall quality of services provided by the Investment Advisor to the Funds. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Funds, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Funds. The Board also considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to each Fund were satisfactory.

Advisory Fees and Expense Ratios

With respect to the advisory fees and expenses paid by the Funds, the meeting materials indicated the following:

●	The MLP Income Fund’s annual investment advisory fee (gross of fee waivers) was the same as the Peer Group and Energy Limited Partnership Fund Universe medians. The Trustees noted that the advisory fee paid by the Fund was higher than the advisory fee the Investment Advisor charges the MLP Infrastructure Fund and the MLP Equity Fund, but noted that the MLP Income Fund has a lower minimum investment than the MLP Infrastructure Fund and therefore has more complex cash management issues, and that the MLP Equity Fund only invests in equity securities, unlike the MLP Income Fund, which also invests in fixed income securities and may invest in derivatives. The Trustees also observed that the MLP Income Fund’s advisory fee is higher than that of separate accounts managed by the Investment Advisor using the same strategies as the MLP Income Fund and the MLP Infrastructure Fund, but considered that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s institutional clients. The Trustees also noted that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Peer Group and Fund Universe medians.

●	The MLP Infrastructure Fund’s annual investment advisory fee (gross of fee waivers) was lower than the Peer Group and Energy Limited Partnership Fund Universe medians. The Trustees noted that the Fund’s advisory fee was the same as the advisory fee that the Investment Advisor charges its institutional clients to manage separate accounts with similar objectives and policies as the Fund. The Trustees also considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor.

Advisory Research MLP Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Peer Group median and Fund Universe median.

●	The MLP Equity Fund’s annual investment advisory fee (gross of fee waivers) was lower than the Peer Group median and Energy Limited Partnership Fund Universe median. The Trustees considered that the MLP Equity Fund’s advisory fee was lower than the advisory fee for the MLP Income Fund because the MLP Equity Fund does not invest in fixed income investments, derivatives or private placements, and that the MLP Equity Fund’s advisory fee was higher than the advisory fee for the MLP Infrastructure Fund because that Fund has a higher minimum investment and is not a retail fund, and therefore has simpler cash management issues. The Trustees observed that the MLP Equity Fund’s advisory fee was higher than the advisory fee that the Investment Advisor charges its institutional clients for separately managed accounts with similar objectives and policies as the Fund, but considered that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s institutional clients. The Trustees also considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Peer Group median and the Fund Universe median.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Funds.

Profitability and Economies of Scale

The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to each Fund for the year ended June 30, 2018, noting that the Investment Advisor had waived its entire advisory fee and subsidized certain of the operating expenses for the MLP Equity Fund, and had not realized a profit with respect to the MLP Equity Fund. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the profits of the Investment Advisor from its relationships with the MLP Income Fund and MLP Infrastructure Fund were reasonable.

The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Funds, other than its receipt of investment advisory fees, including any research received from broker-dealers providing execution services to the Funds, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance. The Trustees noted that although there were no advisory fee breakpoints, the asset level of the MLP Equity Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow. With respect to the MLP Income Fund and MLP Infrastructure Fund, the Trustees noted that although the Investment Advisor may be realizing some economies of scale in connection with its management of the Funds, the Investment Advisor had indicated that it also realizes some diseconomies of scale for certain functions, including fixed income and options trading, and that in the recent past it had hired additional personnel to support the Funds, and that therefore the potential benefits of such economies of scale were being shared with the MLP Income Fund’s and the MLP Infrastructure Fund’s shareholders.

Advisory Research MLP Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of each Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement with respect to each Fund.

Advisory Research MLP Funds

EXPENSE EXAMPLES

For the Six Months Ended November 30, 2018 (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes, and (2) ongoing costs, including management fees; distribution (12b-1) fees (Class A & Class C only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2018 to November 30, 2018.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the rows titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Advisory Research MLP & Energy Income	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		6/1/18	11/30/18	6/1/18 - 11/30/18
Class A	Actual Performance	$1,000.00	$937.30	$ 6.85
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.99	7.14
Class C	Actual Performance	1,000.00	934.10	10.48
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.24	10.91
Class I	Actual Performance	1,000.00	939.10	5.64
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.25	5.88

*	Expenses are equal to the Fund’s annualized expense ratio of 1.41%, 2.16% and 1.16% for Class A, Class C, and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period). Assumes all dividends and distributions were reinvested.

Advisory Research MLP Funds

EXPENSE EXAMPLES - Continued

For the Six Months Ended November 30, 2018 (Unaudited)

Advisory Research MLP & Energy Infrastructure	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	6/1/18	11/30/18	6/1/18 - 11/30/18
Actual Performance	$ 1,000.00	$ 941.20	$ 4.49
Hypothetical (5% annual return before expenses)	1,000.00	1,020.44	4.67

*	Expenses are equal to the Fund’s annualized expense ratio of 0.92% multiplied by the average account value over the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period). Assumes all dividends and distributions were reinvested.

	Advisory Research MLP & Equity Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		6/1/18	11/30/18	6/1/18 - 11/30/18
Class A	Actual Performance	$ 1,000.00	$ 905.40	$ 6.44
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.30	6.83
Class C	Actual Performance	1,000.00	901.00	10.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.55	10.59
Class I	Actual Performance	1,000.00	906.90	5.26
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.55	5.57

*	Expenses are equal to the Fund’s annualized expense ratio of 1.35%, 2.10% and 1.10% for Class A, Class C, and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Advisory Research MLP Funds

Each a series of Investment Managers Series Trust

Advisor

Advisory Research, Inc.

Two Prudential Plaza

180 North Stetson Avenue, Suite 5500

Chicago, Illinois 60601

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Advisory Research MLP & Energy Income Fund – Class A	INFRX	461 418 543
Advisory Research MLP & Energy Income Fund – Class C	INFFX	461 418 238
Advisory Research MLP & Energy Income Fund – Class I	INFIX	461 418 535
Advisory Research MLP & Energy Infrastructure Fund – Class I	MLPPX	461 418 626
Advisory Research MLP & Equity Fund – Class A	INFJX	461 41Q 790
Advisory Research MLP & Equity Fund – Class C	INFKX	461 41Q 782
Advisory Research MLP & Equity Fund – Class I	INFEX	461 41Q 774

Privacy Principles of the Advisory Research MLP Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Advisory Research MLP Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Funds’ proxy voting policies and procedures related to portfolio securities are available without charge, upon request, by calling the Funds at (888) 665-1414, on the Funds’ website at www.advisoryresearch.com or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Funds at (888) 665-1414, or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by calling the Funds at (888) 665-1414. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (888) 665-1414.

Advisory Research MLP Funds

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (888) 665-1414

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-665-1414.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2018	FYE 11/30/2017
Audit Fees	$50,100	$48,600
Audit-Related Fees	N/A	N/A
Tax Fees	$8,400	$8,400
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2018	FYE 11/30/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2018	FYE 11/30/2017
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	2/8/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	2/8/2019

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	2/8/2019